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Investor Guide

AUGUST 31, 2007

HUNTINGTON VA FUNDS

THE HUNTINGTON FUNDS PROSPECTUS

Huntington VA Real Strategies Fund

AUGUST 31, 2007

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The Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is unlawful.

The Huntington Funds

Table of Contents

How to Read This Prospectus

The Trust was originally two separate Massachusetts business trusts: The Huntington Funds, established on February 10, 1987, and Huntington VA Funds, established on June 30, 1999 (together, the “Original Trusts”). The Original Trusts were reorganized into a single Delaware statutory trust retaining the name of The Huntington Funds on June 23, 2006. The Trust operates 31 separate series, or mutual funds: 20 retail portfolios and 11 variable annuity portfolios (the “VA Portfolios”). This prospectus relates only to the Huntington VA Real Strategies Fund (the “Fund”). Separate prospectuses and statements of additional information offer shares in the remaining 10 VA portfolios, as well as Investment A Shares, Investment B Shares, Trust Shares and Interfund Shares of retail portfolios.

The Fund was established exclusively for the purpose of providing an investment vehicle for variable annuity contracts and variable life insurance policies offered by separate accounts of participating insurance companies. The Fund is advised by professional portfolio managers at Huntington Asset Advisors, Inc. (“Advisor”), a subsidiary of The Huntington National Bank.

The Fund diversifies its investments so it would qualify as a permissible investment for variable annuity contracts and variable life insurance policies issued by insurance companies. This prospectus should be accompanied by the prospectuses for such variable contracts, which contain information about restrictions or other limitations imposed on their investments in the Fund.

The Fees and Expenses table and the Example that follows it relates exclusively to the Fund’s Shares. It does not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This prospectus gives you important information about the Fund that you should know before investing.

Please read this prospectus and keep it for future reference. The prospectus is arranged into different sections so that you can easily review this important information you should know about investing in the Fund.

Introduction
3
Fund Summary, Investment Strategy and Risks
4
Shareowners Guide--How to Invest in the Fund
12	Pricing Shares
13	Purchasing Shares
14	Redeeming Shares
14	Frequent Trading Policies
15	Portfolio Holdings Information
More About The Huntington Funds and the Fund
16	Management of the Trust
16	Investment Advisor
16	Fees Paid To Advisor and Affiliates
18	Distribution of the Funds
18	Mixed Funding and Shared Funding
19	Dividends and Distributions
19	Tax Consequences
19	Financial Information
19	Financial Highlights
20	Additional Investment Strategies
21	Investment Practices
27	Glossary of Investment Risks

Introduction

The Fund is a mutual fund that issues Shares. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at the Fund, you should know a few basics about investing in mutual funds.

The value of your investment in a mutual fund is based on the market prices of the securities the mutual fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular firms and other types of issuers. These price movements, also called volatility, vary depending on the types of securities a mutual fund owns and the markets where these securities trade.

As with other investments, you could lose money on your investment in a mutual fund. Your investment in the Fund is not a deposit or an obligation of The Huntington National Bank, its affiliates or any bank. It is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

The Fund has an investment goal and strategies for reaching that goal. There is no guarantee that the Fund will achieve its goal. Before investing, make sure that the Fund’s goal matches your own. The Fund’s investment objective is fundamental and may be changed only by a vote of a majority of the Fund’s outstanding Shares. The Fund’s investment strategies are not fundamental and may be changed by the Trust’s Board of Trustees (“Trustees”).

The portfolio manager invests the Fund’s assets in a way that he believes will help the Fund achieve its goal. The manager’s judgments about the securities markets, economy and companies, and his investment selection, may cause the Fund to underperform other funds with similar objectives.

Fund Summary, Investment Strategy and Risks

VA Real Strategies Fund

Fund Summary

Investment Goal To seek total return consisting of capital appreciation and income

Investment Focus Real estate investment trusts (“REITs”); publicly traded real estate or commodities partnerships; equity securities of real estate-related or commodities-related companies; and inflation-protected fixed income securities (“IPS”)

Principal Investment Strategy Seeks to invest in real estate-related, commodities-related and inflation-protected investments based on global market and economic conditions

Share Price Volatility High

Investment Strategy The Fund’s objective is to seek total return consisting of capital appreciation and income. The Fund pursues this objective by making investments that have performed well relative to general U.S. stocks and bonds during periods of increased inflation. The Fund implements its strategy by investing in a combination of the following securities and related derivative contracts:

  REITs that own commercial or residential properties, timberlands and other real estate or that provide real estate financing;
  Publicly traded partnerships and trusts, including exchange traded commodity funds (“ETCFs”) and master limited partnerships (“MLPs”), that (1) invest in real estate or commodities, or in derivative contracts for real estate, commodities or related indices, or (2) conduct real estate-related or commodities-related businesses;
  Equity securities issued by corporations engaged in real estate-related or commodities-related businesses, index-based securities and investment companies that invest in such equity securities, and other securities representing interests in cash flows or returns from real estate or commodities; and
  IPS issued by U.S. and non-U.S. governments, their agencies or instrumentalities and by corporations that are structured to provide protection against inflation, and other fixed income securities that historically have provided protection against inflation.

For purposes of this investment strategy, commodities include any physical good used principally in the manufacture or production of products, or the construction of facilities, including without limitation, agricultural products, minerals and energy. The Fund will treat a good as a commodity after it has been harvested or extracted, and after it has been processed or manufactured into another form. For example, the Fund will treat iron ore deposits, extracted iron ore, iron, and steel manufactured from iron as commodities, but will not treat cars, airplanes, buildings or other finished goods constructed with steel as commodities.

In addition, an issuer is “real estate-related” if it engages primarily in the business of (1) acquiring, developing, managing or financing real estate or (2) providing goods, equipment or services to companies engaged in such businesses. For example, a company that builds and manages commercial properties would be engaged in a real estate-related business, as would a company that manufactures equipment used primarily in building construction. An issuer is “commodities-related” if it engages primarily in the business of (1) growing, harvesting, transporting, processing or selling crops (including timber) or livestock, (2) finding, extracting, transporting, refining, manufacturing or selling minerals, (3) generating, transporting or selling electricity, or (4) providing goods, equipment or services to companies engaged in any of the foregoing businesses. For example, a company that mines and processes ore would be engaged in a commodities-related business, as would a company that manufactures mining equipment. Companies that engage primarily in a combination of the foregoing businesses will also be treated as real estate-related or commodities-related.

The Advisor bases the Fund’s investment strategy on its evaluation of the current and expected market conditions for real estate and commodities, and its outlook for inflation in the United States. For example, when the Advisor believes there may be a favorable increase in demand for real estate in a particular market, the Fund may seek to invest in REITs and MLPs that hold real estate related investments in that market, and in other companies engaged in real estate-related businesses in that market. The Fund will generally sell such investments when the Advisor concludes that demand for real estate in the related market will probably decline. However, there is no assurance that a particular market will perform as expected or that the Advisor’s analysis will incorporate all relevant information.

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The Advisor also will analyze the current and expected global supply and demand for commodities. When the Advisor believes that global market conditions favor higher prices for a commodity, the Fund will principally seek to hold equity securities issued by ETCFs and MLPs that invest in the commodity directly. Should unique situations arise where an acceptable direct equity investment avenue does not exist, the Fund will seek to secure the appropriate exposure through the use of derivative contracts for the commodity or an index that includes the commodity. The Fund also may seek to invest in equity securities issued by other companies engaged in businesses related to the commodity. The Fund will generally sell such investments when the Advisor concludes that market conditions no longer favor higher prices for the commodity.

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Under ordinary market conditions, the Fund will hold IPS to the extent that the Advisor cannot find more favorable real estate-related and commodities-related investment opportunities. IPS will include U.S. Treasury Inflation-Protected Securities (“TIPS”), as well as other U.S. dollar denominated fixed income securities issued by U.S. government agencies and instrumentalities or corporations, and derivatives contracts, with inflation protection provisions (including adjustable interest rates).

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The fixed income securities selected by the Advisor are: (i) rated investment-grade or better by a NRSRO; or (ii) not rated, but deemed by the Advisor to be of comparable quality. Securities will be investment-grade at the time of purchase. However, if a security is downgraded below investment-grade after the time of purchase, the Advisor will reevaluate the security, but will not be required to sell it. Below investment-grade securities are also known as junk bonds. In addition, these fixed income securities will have remaining maturities of no more than 10 years.

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The Fund’s investment strategy may result in investment of more than 25% of its portfolio in certain business sectors (such as energy or mining) or in certain geographic regions or countries.

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The Fund may invest in securities issued by U.S. and foreign governments and companies, and in securities denominated in foreign currencies. When possible, the Fund will employ American Depository Receipts or recognized equivalent representations of ownership for foreign domiciled corporations. The Fund may invest in companies of any size, including small, high growth companies. The Fund also may invest in companies whose shares are being, or recently have been, offered to the public for the first time.

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The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

The Fund may, from time-to-time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. In these and in other cases, the Fund may not achieve its investment objective.

For a more complete description of the securities in which the Fund can invest, please see “Additional Investment Strategies” and “Investment Practices” herein.

Investor Profile Long-term investors seeking to reduce the effects of inflation on their investments or increase diversification with investments that historically are less correlated with U.S. stocks and bonds

What are the main risks of investing in this Fund? Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the securities on which this Fund focuses -- real estate-related, commodities-related and inflation-protected securities -- may underperform other kinds of investments or market averages.

Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay.

Agriculture Risks: The Fund’s investments in agriculture-related companies are subject to the same risks as direct investments in agricultural commodities. Agricultural commodity prices rise and fall in response to many factors, including: drought, floods, weather, diseases, embargoes, tariffs and international economic, political and regulatory developments. These factors could lead to significant and rapid fluctuations in the value of ETCFs investing in agricultural commodities or in derivative contracts for agricultural commodities. Fluctuations in prices for agricultural commodities also may affect indirectly the value of companies whose businesses depend upon or otherwise relate to such agricultural commodities.

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Concentration Risk: When the Fund invests more than 25% of its net assets in a particular asset class (such as real estate-related or commodities-related securities), or securities of issuers within a particular business sector or geographic region, it is subject to increased risk. Performance will generally depend on the performance of the class, sector or region, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business and political developments affecting the class, sector or region may have a greater effect on the Fund.

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Credit Risk: Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

Currency Risks: Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

Energy Risks: To the extent that the Fund invests in energy-related companies, it takes on additional risks. The Fund faces the risk that the earnings, dividends, and stock prices of energy companies may be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies of energy can fluctuate significantly over short and long periods because of a variety of factors, including: changes in international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); relationships among OPEC members and between OPEC and oil-importing nations; energy conservation; the regulatory environment; government tax policies; development of alternative sources of energy; and the economic growth and stability of the key energy-consuming countries. These factors could lead to substantial fluctuations in the value of the Fund’s energy-related investments, particularly ETCFs that invest in derivative contracts for fossil fuels and electricity and MLPs engaged in their production or generation, including significant and rapid increases and decreases in value from time to time.

Fee Layering: The Fund is an actively managed investment fund that has management and other fees associated with its operations. The Fund may invest some or all of its assets in index-based securities that separately have their own management and other fees (such as ETCFs and investment companies), and would be borne by the Fund as an investor. This could cause the Fund’s performance to be lower than if it were to invest directly in the securities underlying such index-based securities.

Foreign Custodial Services and Related Investment Costs: Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, particularly emerging markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to a Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect a Fund against loss or theft of its assets.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets.

Inflation-Protected Securities Risks: While IPS adjust in response to inflation as measured by a specific price index, the value of these securities generally may still decline in response to an increase in real interest rates. Real interest rates are measured by subtracting the expected rate of inflation from the nominal interest rate of fixed income securities. The value of IPS may also fall if there is a decline in the price index (deflation), which generally will reduce any previous adjustments made to the IPS. IPS may also underperform other fixed income securities if inflationary expectations exceed the rate of inflation measured by the price index.

In addition, any increase in principal value of an IPS caused by an increase in the price index is taxable in the year the increase occurs, even though the Fund generally will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Internal Revenue Code. Also, to the extent that the Fund invests in IPS, income distributions are more likely to fluctuate. There is no assurance that the rate of inflation measured by the relevant price index will correspond to the inflation experienced by an investor.

Interest Rate Risk: Prices of fixed income securities and mortgage REITs rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

Mid/Small Cap Stock Risk: Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Mineral and Mining Risks: The Fund’s investments in mineral or mining-related companies are subject to the same risks as direct investments in minerals. Mineral prices rise and fall in response to many factors, including: economic cycles; changes in inflation or expectations about inflation in various countries; interest rates; currency fluctuations; metal sales by governments, central banks, or international agencies; investment speculation; resource availability; fluctuations in industrial and commercial supply and demand; government regulation of the metals and materials industries; and government prohibitions or restrictions on the private ownership of certain precious and rare metals and minerals. These factors could lead to significant and rapid fluctuations in the value of mining companies and ETCFs investing in mineral commodities or in derivative contracts for mineral commodities. Fluctuations in prices for mineral commodities also may affect indirectly the value of other companies whose businesses depend upon or otherwise relate to such mineral commodities.

Real Estate/REIT Risk: The Fund’s investments in REITs, MLPs and other companies that invest in or manage real estate are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns. The value of REITs and other real estate-related investments is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer’s management skills. In the event of a default by an underlying tenant or borrower, a REIT could experience delays in enforcing its rights as a lessor or mortgagee and may incur substantial costs associated with protecting its investments. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Also, REITs and MLPs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

For more information about risks, please see the “Glossary of Investment Risks.”

Performance Information

This section would normally include a bar chart and table showing how the Fund has performed and how performance has varied from year to year. A performance bar chart and table for the Fund will be provided after the Fund has been in operation for a full calendar year.

Fees and Expenses

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares. The tables below and the Example that follows them DO NOT reflect variable insurance contract or separate account fees and charges. If these were included, your costs would be higher.

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Shareholder Fees (fees paid directly from your investment)	Not Applicable

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)
Investment Advisory Fees(1)	0.60%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.77%

Total Direct Annual Fund Operating Expenses	1.37%
Acquired Fund Fees and Expenses(2)	0.09%

Total Direct and Acquired Fund Annual Operating Expenses(1)	1.46%

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(1) The Advisor has agreed to contractually waive all or a portion of its investment advisory fee (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse certain operating expenses of the Fund in order to limit the Fund’s total direct annual operating expenses (i.e., exclusive of Acquired (Underlying) Fund operating expenses) to not more than 1.00% of the Fund’s average daily net assets, for the period starting August 31, 2007 through April 30, 2008.

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(2) Because the Fund invests in other Funds, it is a shareholder of those Underlying Funds and indirectly bears its proportionate share of the operating expenses, including management fees, of the Underlying Funds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses of the Fund and the Acquired (Underlying) Funds are estimates based on anticipated asset levels of the Fund and its intended allocation of assets in Acquired (Underlying) Funds using their expense ratios for their most recent fiscal year. These estimates may vary considerably based on future asset levels of the Fund, the availability of Acquired (Underlying) Funds, the amount of Fund assets invested in Acquired (Underlying) Funds at any point in time, and the fluctuation of the expense ratios of the Acquired (Underlying) Funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years

Fund Shares:	$149	$462

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Shareowners Guide -- How to Invest in The Fund

Pricing Shares

The price at which the Fund will offer or redeem Shares is the net asset value (“NAV”) per Share next determined after the order is considered received. In computing NAV, current market value is used to value portfolio securities with respect to which market quotations are readily available. Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide current market value of securities. Those security pricing services value equity securities (including foreign equity securities) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Foreign securities are subject to modification based on significant events, as described below. Except as noted above, debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, including zero-coupon securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on the day the value of the foreign security is determined. Option contracts are generally valued at the mean of the bid and asked price as reported on the highest volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at NAV.

Under certain circumstances, a good faith determination of the fair value of a security may be used instead of its current market value, even if the security’s market price is readily available.

Securities for which market quotations are not readily available are valued at their “fair value.” In these cases, a Pricing Committee established and appointed by the Trustees determine in good faith, subject to Trust procedures, the fair value of portfolio securities held by the Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: dealer quotes, published analyses by dealers or analysts of the situation at issue, transactions implicitly valuing the security at issue (such as a merger, tender offer, etc.), the value of other securities or contracts which derive their value from the security at issue, and the implications (whether negative or positive) of the circumstances which have caused trading in the security to halt. The final good faith fair valuation of a security is based on an analysis of those factors deemed relevant to the security valuation at issue. With respect to certain narrow categories of securities, the Pricing Committee’s procedures detail specific valuation methodologies to be used in lieu of considering the aforementioned list of factors.

The Fund may use the fair value of a security to calculate its NAV when a market price is not readily available, such as when: (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Fund’s Advisor determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when the Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time when the NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

The Fund’s Trustees have authorized the use of an independent fair valuation service to monitor changes in a designated U.S. market index after foreign markets close, and to implement a fair valuation methodology to adjust the closing prices of foreign securities if the movement in the index is significant. Since the VA Real Strategies Fund may invest some of its assets in foreign securities, it may be affected, by this fair valuation methodology.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Fair valuation determinations often involve the consideration of a number of subjective factors, and the fair value price may be higher or lower than a readily available market quotation.

The Fund is open for business on any day the NYSE is open. The Fund is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Purchasing Shares

You may purchase Shares of the Fund only through variable annuity contracts or variable life insurance policies offered by participating insurance companies. These Shares are not offered directly to the public.

You should refer to the Prospectus for the variable annuity contract or variable life insurance policy for information on how to purchase a variable contract or policy and how to select the Fund as an investment option for your contract or policy.

Notes About Purchases

Participating insurance companies, through their separate accounts, are responsible for placing orders to purchase Shares of the Fund. In order to purchase Shares of the Fund on a particular day, the participating insurance company must receive your instructions by the close of regular trading on the NYSE (typically 4:00 p.m. Eastern Time) that day and then transmit such order to the Fund or its designated agent in accordance with the Fund’s agreement with the participating insurance company.

The Trust reserves the right to suspend the sale of Shares of the Fund temporarily and the right to refuse any order to purchase Shares of the Fund.

If the Trust receives insufficient payment for a purchase, or the Trust does not receive payment within one (1) business day, it may cancel the purchase and the separate account may be liable for any losses to the Fund. In addition, the separate account will be liable for any losses or fees incurred by the Trust or its transfer agent in connection with the transaction.

What Shares Cost

The offering price of a Share is its NAV next determined after the order is considered received by the Trust. The Trust has authorized participating insurance companies to accept purchase orders on its behalf.

The Fund does not impose any sales charges on the purchase of Shares. Withdrawal charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. These fees are described in the prospectuses for participating insurance companies, variable annuity contracts and variable life insurance policies.

Redeeming Shares

You may redeem Shares of the Fund only through participating insurance companies.

We redeem Shares of the Fund on any business day when the NYSE is open. The price at which the Trust will redeem a Share will be its NAV next determined after the order is considered received. The Trust has authorized the participating insurance companies to accept redemption requests on its behalf.

Notes About Redemptions

In order to redeem Shares of the Fund on a particular day, the Trust or its designated agent must receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) that day.

To the extent permitted by federal securities laws, the Trust reserves the right to suspend the redemption of Shares of the Fund temporarily under extraordinary market conditions such as market closures or suspension of trading by the SEC. The Trust also reserves the right to postpone payment for more than seven days where payment for shares to be redeemed has not yet cleared.

Frequent Trading Policies

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs, and affect timing and amount of taxable gains realized by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated or through an overall strategy to buy and sell Shares in response to incremental changes in the Fund’s NAV. Funds that invest in overseas markets have the risk of time zone arbitrage, and therefore, an increased risk of market timing. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “Pricing Shares.”

The Fund’s Trustees have approved policies and procedures intended to discourage excessive, frequent or short-term trading of the Fund’s Shares. The Fund does not knowingly accommodate or permit frequent trading. Shares of the Fund are purchased by separate accounts of multiple insurance companies, which include multiple investors. The Fund monitors trading in Shares in an effort to identify disruptive trading activity, although there can be no guarantee that the Fund will be successful in identifying this activity. In situations in which the Fund becomes aware of possible market timing activity, it will notify the insurance company separate accounts in order to help facilitate the enforcement of the Fund’s market timing policies and procedures. This policy will be applied uniformly. If the Fund cannot detect market timing activity, then the Fund may be subject to the disruptions and increased costs discussed above. The Fund’s Trustees receive at least quarterly a report of any occurrences of excessive trading and possible market timing.

Additionally, each insurance company selling the Fund has adopted policies and procedures that are reasonably calculated to detect and prevent excessive trading and possible market timing. It is possible that these policies may be, in some instances, more restrictive than the Fund’s policies and procedures. You should review your insurance contract prospectus or your plan document for more information regarding market timing, including any restrictions or limitations on trades made through a contract or plan.

Portfolio Holdings Information

Each quarter, the Fund provides a complete listing of portfolio holdings to Hartford and the top ten holdings to Transamerica, two of the insurance companies that offer the VA Portfolios in their insurance contracts. This information is provided to these entities under an agreement of confidentiality, before such portfolio holdings information is made publicly available, so that these entities may produce fact sheets about the Fund as of the end of such quarter. These fact sheets may include an analysis of the Fund’s holdings by sector, credit quality and/or country, as applicable, along with portfolio holdings information. These fact sheets are not disseminated by the insurance companies until after this portfolio holdings information is posted on the Fund’s website. This portfolio holdings information is posted on the Fund’s website at www.huntingtonvafunds.com approximately 30 days after the quarter-end.

In addition, the Fund’s Annual and Semi Annual reports contain complete listings of the Fund’s portfolio holdings as of the end of the second and fourth fiscal quarters. These reports are posted on the Fund’s website at www.huntingtonvafunds.com approximately 60 days after the second and fourth quarter-end, or you may request copies of these reports from the insurance companies through whom the Fund is offered, or by calling The Huntington Funds at its toll-free number of 1-800-253-0412. The Fund also prepares a report on Form N-Q of its portfolio holdings as of the end of the Fund’s first and third fiscal quarters. Each of these fiscal quarter reports contains complete listings of the Fund’s portfolio holdings and is filed with the SEC within 60 days of the end of the reporting period at the SEC’s website at www.sec.gov, or you may request a copy by calling The Huntington Funds at its toll-free number of 1-800-253-0412. These reports on Form N-Q are also posted on the Fund’s website at www.huntingtonvafunds.com.

More About The Huntington Funds and the Fund

Management of the Trust

The Trustees are responsible for generally overseeing the conduct of the Fund’s business. The Advisor, whose address is Huntington Center, 41 South High Street, Columbus, Ohio 43215, serves as investment advisor to the Fund pursuant to investment advisory agreements with the Trust.

Investment Advisor

Subject to the supervision of the Trustees, the Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, instruments, cash and cash equivalents in the VA Portfolios.

The Advisor, a separate, wholly owned subsidiary of The Huntington National Bank, is the investment advisor to The Huntington Funds. As of December 31, 2006, the Advisor had assets under management of $4.12 billion. The Advisor (and its predecessor) has served as an investment advisor to mutual funds since 1987.

The Huntington National Bank is an indirect, wholly-owned subsidiary of Huntington Bancshares Incorporated (“HBI”), a registered bank holding company with executive offices located at Huntington Center, 41 South High Street, Columbus, Ohio 43287. As of December 31, 2006, The Huntington National Bank had assets of $36 billion.

The Advisor has designated the following Portfolio Manager for the Fund. Included is his business experience for the last five years.

Peter Sorrentino has served as the Portfolio Manager of the VA Real Strategies Fund since the Fund’s inception. Mr. Sorrentino joined The Huntington National Bank in October of 2006 as a Senior Portfolio Manager and is Vice President of the Advisor. From 2001 until joining Huntington, he served as the lead portfolio manager for the Legg Mason Balanced Trust. Mr. Sorrentino is a Chartered Financial Analyst. He received his Bachelor’s Degree in Finance and Accounting from the University of Cincinnati.

The Fund’s Statement of Additional Information (“SAI”) provides additional information about the Portfolio Manager’s compensation, management of other accounts, and ownership of securities in the Fund.

Fees Paid To Advisor and Affiliates

The Advisor and its affiliates provide the Fund with advisory, administration, transfer agency, accounting and custodian services.

Advisory Services

The Advisor is entitled to receive the following fees for its services as investment advisor: 0.60% of the average daily net assets of the Fund. The Advisor has contractually agreed to waive a portion of its fee and/or reimburse the Fund for certain operating expenses in order to limit the total operating expenses of the Fund to not more than 1.00% of its average daily net assets from inception through April 30, 2008.

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A discussion of the Trustees’ review of the Fund’s investment advisory agreement will be available in the Fund’s December 31, 2007 Annual Report.

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Administration Services

The Huntington National Bank provides administration services at the following annual rate:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Funds

.135%	on the first $4 billion
.125%	on the next $3 billion
.115%	on assets in excess of $7 billion

There is no minimum annual fee per Fund or class of Shares.

The Advisor and its affiliates may pay out of their own reasonable resources and profits, fees or other expenses for shareholder and/or recordkeeping services and/or marketing support.

Federated Services Company, a wholly-owned subsidiary of Federated Investors, Inc., serves as sub-administrator to the Fund, assisting with the provision of administrative services necessary to operate the Fund. Out of the fees paid by the Fund, The Huntington National Bank pays Federated Services Company fees for its sub-administrative services at the following annual rate of the average daily net assets of the Fund:

Maximum Sub-Administrative Fee	Average Aggregate Daily Net Assets of the Funds

.05%	on the first $3 billion
.04%	on the next $2 billion
.03%	on assets in excess of $5 billion

There is a minimum annual fee per Fund of $50,000.

Financial Administration and Portfolio Accounting Services

The Huntington National Bank is entitled to receive a maximum fee of .0425% of the Fund’s average daily net assets for financial administration and portfolio accounting services (subject to a minimum annual fee of $9,000 for each additional class of Shares of any Fund with more than one class of Shares).

Sub Financial Administrator

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The Huntington National Bank has sub-contracted certain fund accounting services to Citi Fund Services Ohio, Inc. (“Citi”). Out of the fees paid by the Fund, The Huntington National Bank pays Citi for these services based on the level of average net assets of the Fund for the period, subject to minimum fees in certain circumstances.

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Citi charges the Fund directly or indirectly for certain operational and expenses tax services.

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Custody Services

The Huntington National Bank serves as the Fund’s custodian. The Bank of New York serves as sub-custodian of the Fund.

PFPC Trust Company serves as sub-custodian for the securities lending program and retains a portion of earnings from the investment and reinvestment of cash collateral and a portion of any loan fees paid by borrowers with respect to securities loans.

Transfer Agency Services

Unified Fund Services, Inc. (“Unified”), Indianapolis, IN, serves as the transfer agent and dividend disbursing agent for the Trust.

Pursuant to a definitive agreement of purchase signed on December 31, 2006, Unified became a wholly owned subsidiary of HBI. For its services, Unified is entitled to receive a yearly fixed amount per shareholder account, subject to a yearly minimum fee of $12,000 per portfolio and/or share class ($6,000 per variable annuity portfolio). Unified is also entitled to receive additional amounts that may be activity or time-based charges, plus reimbursement for out-of-pocket expenses.

Distribution of the Funds

Edgewood Services, Inc. (Distributor), whose address is 5800 Corporate Drive, Pittsburgh, PA 15237, serves as the Distributor of the Fund offered by this Prospectus. The Distributor is a subsidiary of Federated Investors, Inc.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor or its affiliates (including Federated Services Company) out of its reasonable resources and profits or from any source available to it, including amounts made available by the Advisor and its affiliates out of their reasonable resources and profits. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodgings, and gifts that do not exceed $100 per year, per individual.

The Fund is authorized to pay financial institutions (primarily life insurance companies), a fee at the maximum annual rate of 0.25% of the average daily net assets of Shares for which a financial institution provides shareholder and/or recordkeeping services. In addition, the Distributor, Advisor and their affiliates may pay out of their own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediaries or its employees or associated persons to recommend or sell Shares of the Fund to you. These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. You can ask your financial intermediary for information about any payments it receives from the Distributor, Advisor and their affiliates, or the Fund and any services the financial intermediary provides. The SAI contains additional information on the types of additional payments that may be paid.

Mixed Funding and Shared Funding

As noted previously, the Fund was established exclusively for the purpose of providing an investment vehicle for variable annuity contracts and variable life insurance policies offered by separate accounts of participating insurance companies. The Trust is permitted to engage in “mixed funding” (using shares as investments for both variable annuity contracts and variable life insurance policies) and “shared funding” (using shares as investments for separate accounts of unaffiliated life insurance companies) pursuant to an exemption from the SEC, and currently is engaged in shared funding arrangements and must comply with conditions of the SEC exemption that are designed to protect investors in the Fund. Although the Fund does not currently see any disadvantage to contract owners due to differences in redemption rates, tax treatment or other considerations resulting from mixed funding or shared funding, the SEC only requires the Trustees to monitor the operation of mixed funding and shared funding arrangements, and to consider appropriate action to avoid material conflicts, and to take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in a Fund.

Dividends and Distributions

The Fund offered by this Prospectus declares and pays dividends on investment income annually. The Fund also makes distributions of net capital gains, if any, at least annually.

All dividends and distributions payable to a shareholder will be automatically reinvested in additional Shares of the Fund unless an election is made on behalf of a participating insurance company to receive some or all of a dividend or distribution in cash.

Tax Consequences

There are many important tax consequences associated with investment in the Fund. Please read the insurance contract prospectus provided by the participating insurance company and consult your tax advisor regarding the specific federal, state and local tax consequences applicable to your investment.

The Fund intends to qualify as a “regulated investment company” for U.S. federal income tax purposes and to meet all other requirements necessary for it to be relieved of U.S. federal income taxes on income and gains it distributes to the separate accounts. The Fund will distribute any net investment income and net realized capital gains at least annually.

Generally, owners of variable annuity contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity contracts, the separate accounts underlying such contracts, as well as the Funds in which such accounts invest, must meet certain diversification requirements.

The Fund intends to comply with the variable contract asset diversification regulations of the Internal Revenue Service. If the Fund fails to comply with these regulations, contracts invested in the Fund will not be treated as an annuity, endowment or life insurance contract under the Code, and income allocable to the contracts would be taxable currently to the holders of such contracts.

Under recently enacted Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of Fund shares.

Financial Information

Financial Highlights

The Fund’s fiscal year end is December 31. As the Fund’s first fiscal year will end on December 31, 2007, the Fund’s audited financial information is not available as of the date of this prospectus.

Additional Investment Information

The Fund may invest in an affiliated money market fund or short-term investments in order to maintain sufficient cash to pay for daily net redemptions and portfolio transactions. In the event that the Fund does not have sufficient cash for these purposes, it could incur overdrafts, enter into reverse repurchase agreements or otherwise borrow money in accordance with its investment limitations.

Currently, U.S. tax laws prevent the Fund from investing more than 25% of its assets in companies treated as qualified publicly traded partnerships (such as MLPs and certain ETCFs). Such laws also limit the Fund’s ability to invest directly in real estate and commodities, in derivative contracts for real estate or commodities, and in other types of partnerships or trusts (other than REITs) that make such direct or derivative investments. Consequently, the Fund will need to invest in securities issued by real estate-related and commodity-related businesses and IPS that are affected only indirectly by changing prices for real estate and commodities. IPS may include non-U.S. dollar denominated fixed income securities issued by foreign governments, their agencies and instrumentalities or corporations, and related derivative contracts. The Fund also may invest in fixed income securities denominated in another currency if the Advisor expects favorable global market conditions to increase the exchange rate of such currency against the U.S. dollar. IPS also may include certain CMOs that historically have outperformed other types of fixed income securities during periods of increased inflation or rising interest rates.

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The Fund will from time to time sell options on securities and may employ financial futures contracts to earn income from the premiums. For example, the Fund may sell a put option for a security with the expectation that the price of the security will probably remain above the strike price of the option, so that the option will not be exercised. If the price of the security or contract does not behave as expected, the Fund may have to purchase the underlying security or contract for more than its market value, in the case of a put option, or sell a security or contract for less than its market value, in the case of a call option.

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Investment Practices

The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Fund uses, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed-income securities are subject primarily to market, credit and prepayment risks. Following the table is a more complete discussion of risk. You may also consult the SAI for more details about the securities in which the Fund may invest.

Instrument	Risk Type

American Depository Receipts (“ADRs”): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership. ADRs pay dividends in U.S. dollars. Generally, ADRs are designed for trading in the U.S. securities market.

Market Political Foreign Investment Currency Risk Foreign Custodial Services and Related Investment Costs

Bonds: Bonds or fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a bond or a fixed income security must repay the principal amount of the security, normally within a specified time. Bonds or fixed income securities provide more regular income than equity securities. However, the returns on bonds or fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of bonds or fixed income securities as a compared to equity securities.

Market Credit Liquidity Prepayment Extension

Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price. The Funds will sell only covered call and secured put options. Those Funds that are authorized to write or purchase put and call options must cover such options and may buy bonds’ existing option contraction known as “closing transactions”.

Management Liquidity Credit Market Leverage

Common Stock: Shares of ownership of a company.	Market

Derivatives: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options (e.g., put and calls), options on futures, swap agreements, and some mortgage-backed securities.

Management Market Credit Liquidity Leverage

European Depositary Receipts (“EDRs”): EDRs, which are sometimes referred to as Continental Depositary Receipts, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. Generally, EDRs are designed for trading in European securities markets.

Market Political Foreign Investment Currency Foreign Custodial Services and Related Investment Costs

Exchange-Traded Commodity Funds (ETCFs): ETCFs invest in commodities, either directly or through derivative contracts and are treated as partnerships or grantor trusts for U.S. tax purposes. ETCFs may invest a single commodity (such as gold) or manage a pool of derivative contracts that tracks a commodity index (such as the Dow Jones-AIG Commodity Index).

Market Agriculture Energy Diversification Mineral and Mining Real Estate/REIT Tax Liquidity Fee Layering

Foreign Securities: Stocks issued by foreign companies including ADRs, European Depositary Receipts and Global Depository Receipts, as well as commercial paper of foreign issuers and obligations of foreign governments, companies, banks, overseas branches of U.S. banks or supranational entities.

Market Political Foreign Investment Liquidity

Forward Foreign Currency Contracts: An obligation to purchase or sell a specific amount of a currency at a fixed future date and price set by the parties involved at the time the contract is negotiated.

Management Liquidity Credit Market Political Leverage Foreign Investment Currency Foreign Custodial Services and Related Investment Costs

Futures and Related Options: A contract providing for the future sale and purchase of a specific amount of a specific security, class of securities, or index at a specified time in the future and at a specified price. The aggregate value of options on securities (long puts and calls) will not exceed 10% of the Fund’s net assets at the time it purchases the options. The Fund will limit obligations under futures, options on futures, and options on securities to no more than 25% of the Fund’s assets. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a commodity pool operator under the Act.

Management Market Credit Liquidity Leverage

Global Depositary Receipts (“GDRs”): GDRs are securities, typically issued globally by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. Generally, GDRs are designed for trading in non-U.S. securities markets.

Market Political Foreign Investment Currency Foreign Custodial Services and Related Investment Costs

Illiquid Securities: Securities that ordinarily cannot be sold within seven business days at the value the Fund has estimated for them. The Fund may invest up to 15% of its assets in illiquid securities.

Liquidity Market

Index-Based Securities: Index-based securities such as: iShares Russell 2000 Index Fund, Standard & Poor’s Depository Receipts and NASDAQ-100 Index Tracking Stock “NASDAQ 100”), include exchange traded funds and represent ownership in an investment portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the Russell 2000 Index or the NASDAQ-100. Index-based securities entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolio, less expenses.

Market

Inflation-Protected Securities: Inflation-protected securities are fixed-income securities whose principal value or interest rate is adjusted periodically according to changes in a specific price index (such as the Consumer Price Index). If the price index falls (deflation), the principal value or interest rate of the securities will be adjusted downward and consequently the interest payable on these securities will be reduced. U.S. Treasury Inflation-Protected Securities, also known as “TIPs”, are adjusted as to principal; repayment of the original principal upon maturity of the security is guaranteed if the security is purchased when originally issued. With respect to other types of inflation-protected securities that are adjusted to the principal amount, the adjusted principal value of the security repaid at maturity may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum of 0%, and the principal value does not change.

Market Inflation-Protection Security Credit

Interests in Other Business Organizations: Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. Limited partnerships are partnerships consisting of one or more general partners, by whom the business is conducted, and one or more limited partners who contribute capital to the partnership. Limited liability companies frequently consist of one or more managing members, by whom the business is conducted, and other members who contribute capital to the company. Limited partners and members of limited liability companies generally are not liable for the debts of the partnership beyond their capital contributions or commitments. Limited partners and non-managing members are not involved in the day-to-day management of the partnership or limited liability company. They receive income and capital gains from the partnership or company in accordance with the terms established in the partnership or operating agreement. Typical limited partnerships and limited liability companies are in real estate, oil and gas, and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Internal Revenue Code (including most limited partnerships and limited liabilities companies), each item of income, gain, loss, deduction and credit is not taxed at the partnership level but flows through with the same character to the partners or members. This allows the partnership to avoid double taxation.

A master limited partnership (MLP) is a publicly traded limited partnership or limited liability company. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded security. MLPs must limit their operations to avoid being taxed as corporations under the Internal Revenue Code.

Market Foreign Investment Currency Custodial and Related Investment Costs Tax

Investment Company Securities: Shares of registered investment companies. These may include Huntington Money Market Funds and other registered investment companies for which the Advisor or any of its affiliates serves as investment advisor, administrator or distributor. Investment company securities may also include index-based securities. Shares of most index-based securities are listed and traded on stock exchanges at market prices, although some Shares may be redeemable at NAV for cash or securities. Index-based securities may be purchased in order to achieve exposure to a specific region, country or market sector, or for other reasons consistent with its investment strategy. As with traditional mutual funds, index-based securities charge asset-based fees, although these fees tend to be relatively low. Index-based securities generally do not charge initial sales charges or redemption fees but investors pay customary brokerage commissions and fees to buy and sell index-based security shares. The Fund may invest up to 25% of its assets in the Interfund Shares of the Huntington Money Market Fund, pursuant to an SEC exemptive order. In addition, pursuant to new exemptive rules, the Fund may exceed the general 3, 5, 10% limits subject to certain conditions of the rules. As a shareholder of another investment company, the Fund will indirectly bear investment management fees and other fees and expenses of that other investment company, which are in addition to the management and other fees the Fund pays its own Advisor.

Market

Investment-Grade Securities: Securities rated BBB or higher by Standard & Poor’s; Baa or better by Moody’s; similarly rated by other nationally recognized rating organizations; or, if not rated, determined to be of comparably high quality by the Advisor.

Market Credit

Money Market Instruments: Investment-grade, U.S. dollar-denominated debt securities with remaining maturities of one year or less. These may include short-term U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, bankers’ acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.

Market Credit

Options on Currencies: The Fund may buy put options and sell covered call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets). A covered call option means the Fund will own an equal amount of the underlying foreign currency. Currency options help the Fund manage its exposure to changes in the value of the U.S. dollar relative to other currencies. If the Fund sells a put option on a foreign currency, it will establish a segregated account with its Custodian consisting of cash, U.S. government securities or other liquid high-grade bonds in an amount equal to the amount the Fund would be required to pay if the put is exercised.

Management Liquidity Credit Market Political Leverage Foreign Investment Currency Foreign Custodial Services and Related Investment Costs

Preferred Stocks: Equity securities that generally pay dividends at a specified rate and take precedence over common stock in the payment of dividends or in the event of liquidation. Preferred stock generally does not carry voting rights.

Market

Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate loans or interest.	Liquidity Management Market Regulatory Tax Prepayment Extension Real Estate/REIT

Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Market

Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.

Market Leverage

Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities. Restricted securities may be either liquid or illiquid securities.

Liquidity Market

Securities Lending: The Fund may lend up to 33 1/3% of its total assets. Such loans must be fully collateralized by cash, U.S. government obligations or other high-quality debt obligations and marked to market daily.

Market Liquidity Leverage

Treasury Receipts: Treasury receipts, Treasury investment growth receipts, and certificates of accrual of Treasury securities.	Market

Unit Investment Trusts: A type of investment company, registered with the SEC under the Investment Company Act of 1940, that purchases a fixed portfolio of income-producing securities, such as corporate, municipal, or government bonds, mortgage-backed securities, or preferred stock. Unit holders receive an undivided interest in both the principal and the income portion of the portfolio in proportion to the amount of capital they invest. The portfolio of securities remains fixed until all the securities mature and unit holders have recovered their principal. Certain exchange traded funds are organized as unit investment trusts.

Market

U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (“GSE”) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States government and some GSE securities are not. GSE securities backed by the full faith and credit of the United States government include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds. GSE securities not backed by the full faith and credit of the United States government but that receive support through federal subsidies, loans or other benefits include the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, and Tennessee Valley Authority in support of such obligations. Other GSE securities are not backed by the full faith and credit of the United States government and have no explicit financial support, including the Farm Credit System, Financing Corporation, and Resolution Funding Corporation. Investors regard agency securities as having low credit risks, but not as low as Treasury securities. A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Market Credit

U.S. Treasury Obligations: Bills, notes, bonds, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.	Market

Variable and Floating Rate Instruments: Obligations with interest rates that are reset daily, weekly, quarterly or on some other schedule. Such instruments may be payable to a Fund on demand.	Credit Liquidity Market

Warrants: Securities that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are typically issued with preferred stock and bonds.	Market Credit

When-Issued Securities and Forward Commitments: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date.	Market Leverage Liquidity Credit

Yankee Bonds and Similar Debt Obligations: U.S. dollar denominated bonds issued by foreign corporations or governments. Sovereign bonds are those issued by the government of a foreign country. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are those issued by Canadian provinces.

Market Credit

Zero-Coupon Securities: Zero-coupon securities are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity.

Credit Market Zero Coupon Liquidity Prepayment Extension

Glossary of Investment Risks

This section discusses the risks associated with the securities and investment techniques listed above, as well as the risks mentioned under the heading “What are the main risks of investing in the Fund?” in the Fund profile. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain types of investments are more susceptible to these risks than others.

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Active Trading: Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

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Agriculture Risks: The Fund’s investments in agriculture-related companies are subject to the same risks as direct investments in agricultural commodities. Agricultural commodity prices rise and fall in response to many factors, including: drought, floods, weather, diseases, embargoes, tariffs and international economic, political and regulatory developments. These factors could lead to significant and rapid fluctuations in the value of ETCFs investing in agricultural commodities or in derivative contracts for agricultural commodities. Fluctuations in prices for agricultural commodities also may affect indirectly the value of companies whose businesses depend upon or otherwise relate to such agricultural commodities.

Call Risk: Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

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Concentration Risk: When the Fund invests more than 25% of its net assets in a particular asset class (such as real estate-related or commodities-related securities), or securities of issuers within a particular business sector or geographic region, it is subject to increased risk. Performance will generally depend on the performance of the class, sector or region, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business and political developments affecting the class, sector or region may have a greater effect on the Fund.

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Credit Risk: Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed income securities receive credit ratings from services such as S&P and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Advisor’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Currency Risk: Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

Energy Risks: To the extent that the Fund invests in energy-related companies, it takes on additional risks. The Fund faces the risk that the earnings, dividends, and stock prices of energy companies may be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies of energy can fluctuate significantly over short and long periods because of a variety of factors, including: changes in international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); relationships among OPEC members and between OPEC and oil-importing nations; energy conservation; the regulatory environment; government tax policies; development of alternative sources of energy; and the economic growth and stability of the key energy-consuming countries. These factors could lead to substantial fluctuations in the value of the Fund’s energy-related investments, particularly ETCFs that invest in derivative contracts for fossil fuels and electricity and MLPs engaged in their production or generation, including significant and rapid increases and decreases in value from time to time.

Extension Risk: Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

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Fee Layering: The Fund is an actively managed investment fund that has management and other fees associated with its operations. The Fund may invest some or all of its assets in index-based securities that separately have their own management and other fees (such as ETCFs and investment companies), and would be borne by the Fund as an investor. This could cause the Fund’s performance to be lower than if it were to invest directly in the securities underlying such index-based securities.

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Foreign Custodial Services and Related Investment Costs: Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, particularly emerging markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss or theft of its assets.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets.

Inflation-Protected Securities Risks: While IPS adjust in response to inflation as measured by a specific price index, the value of these securities generally may still decline in response to an increase in real interest rates. Real interest rates are measured by subtracting the expected rate of inflation from the nominal interest rate of fixed income securities. The value of IPS may also fall if there is a decline in the price index (deflation), which generally will reduce any previous adjustments made to the IPS. IPS may also underperform other fixed income securities if inflationary expectations exceed the rate of inflation measured by the price index.

In addition, any increase in principal value of an IPS caused by an increase in the price index is taxable in the year the increase occurs, even though the Fund generally will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Internal Revenue Code. Also, to the extent that the Fund invests in IPS, income distributions are more likely to fluctuate. There is no assurance that the rate of inflation measured by the relevant price index will correspond to the inflation experienced by an investor.

Interest Rate Risk: Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses (such as small cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market.

Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing the Fund that focuses on that market segment to underperform those that favor other kinds of securities.

Leverage Risk: Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Liquidity Risk: Liquidity risk refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Management Risk: The risk that a strategy used by the Fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Market Risk: The risk that a security’s market value may decline, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

Mid/Small Cap Stock Risk: To the extent that the Fund invests in small-cap and mid-cap stocks, it takes on additional risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Mineral and Mining Risks: The Fund’s investments in mineral or mining-related companies are subject to the same risks as direct investments in minerals. Mineral prices rise and fall in response to many factors, including: economic cycles; changes in inflation or expectations about inflation in various countries; interest rates; currency fluctuations; metal sales by governments, central banks, or international agencies; investment speculation; resource availability; fluctuations in industrial and commercial supply and demand; government regulation of the metals and materials industries; and government prohibitions or restrictions on the private ownership of certain precious and rare metals and minerals. These factors could lead to significant and rapid fluctuations in the value of mining companies and ETCFs investing in mineral commodities or in derivative contracts for mineral commodities. Fluctuations in prices for mineral commodities also may affect indirectly the value of other companies whose businesses depend upon or otherwise relate to such mineral commodities.

Political Risk: The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

Prepayment Risk: Many types of fixed-income securities are subject to prepayment risk, including mortgage-backed securities. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. This is more likely to occur when interest rates fall. The prepayment of principal can adversely affect the return of the Fund since it may have to reinvest the proceeds in securities that pay a lower interest rate.

Real Estate/REIT Risk: The Fund’s investments in REITs are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns. The value of REITs and other real estate-related investments is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer’s management skills. In the event of a default by an underlying tenant or borrower, a REIT could experience delays in enforcing its rights as a lessor or mortgagee and may incur substantial costs associated with protecting its investments. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Also, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Regulatory Risk: The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

Tax Risk: The risk that the issuer of a security will fail to comply with certain requirements of the Code, which would cause adverse tax consequences for the issuer and potential losses for its investors.

Value Investing Risk: Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

Zero Coupon Risk: The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

More information about the Fund is available free upon request, including the following:

Statement of Additional Information (“SAI”)

The SAI dated August 31, 2007, provides more detailed information about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference into (considered a legal part of) this Prospectus.

The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on The Huntington Funds’ website at www.huntingtonvafunds.com.

Huntington Asset Advisors, Inc., a wholly owned subsidiary of The Huntington National Bank, is the Advisor to the Fund.

Edgewood Services, Inc. is the Distributor and is not affiliated with The Huntington National Bank.

To obtain the SAI and other information without charge, and to make inquiries:

Call

(800) 253-0412

Write

The Huntington Funds, P.O. Box 6110, Indianapolis, IN 46206-6110

Log on to the Internet

You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. The SEC’s website contains text-only versions of The Huntington Funds’ documents.

Contact the SEC

Call (202) 551-8090 about visiting the SEC’s Public Reference Room in Washington D.C. to review and copy information about the Funds.

Alternatively, you may send your request to the SEC by e-mail at publicinfo@sec.gov or by mail with a duplicating fee to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-0102.

The Huntington Funds’ Investment Company Act registration number is 811-5010.

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Cusip 446327215

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[Logo of Huntington Funds]

The Huntington Funds Shareholder Services: 1-800-253-0412,

The Huntington Investment Company, Member NASD/SIPC, a Registered Investment Advisor and a wholly-owned subsidiary of Huntington Bancshares Incorporated: 1-800-322-4600

Not A Deposit * Not FDIC Insured * May Lose Value * No Bank Guarantee * Not Insured By Any Government Agency

[Logo of Huntington Funds]

The Huntington Funds Shareholder Services:
1-800-253-0412

The Huntington Investment Company, Member NASD/SIPC, a Registered Investment Advisor and a wholly-owned subsidiary of Huntington Bancshares Incorporated:
1-800-322-4600

                              THE HUNTINGTON FUNDS

                       Huntington VA Real Strategies Fund

                      STATEMENT OF ADDITIONAL INFORMATION

This  Statement of Additional Information ("SAI") contains information which may be of interest  to investors in the Huntington VA Real Strategies Fund but which is not included in  the  Prospectus.  This  SAI  is not a Prospectus and is only authorized for distribution when accompanied or preceded  by  the Prospectus for the Huntington VA Real Strategies Fund dated August 31, 2007. This SAI should be read  together  with  the  Prospectus.  Investors may obtain a free  copy  of  a
Prospectus by calling The Huntington Funds  at  800-253-0412.  This  document is also  available on the Fund's website at www.huntingtonvafunds.com.  Capitalized terms used but not defined in this SAI have the same meaning as set forth in the
Prospectus.

                                August 31, 2007

                               TABLE OF CONTENTS

DEFINITIONS                                                                              1
HOW IS THE FUND ORGANIZED?                                                               2
SECURITIES IN WHICH THE FUND INVESTS                                                     3
INVESTMENT PRACTICES                                                                     5
      ADJUSTABLE RATE NOTES                                                              5
      AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS"),      5
      CONTINENTAL DEPOSITARY RECEIPTS ("CDRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS")
      ASSET-BACKED SECURITIES (NON-MORTGAGE)                                             5
      COMMON STOCK                                                                       6
      CONVERTIBLE SECURITIES                                                             6
      CORPORATE DEBT (INCLUDING BONDS, NOTES AND DEBENTURES)                             6
      CREDIT-ENHANCED SECURITIES                                                         6
      DEFENSIVE INVESTMENTS                                                              6
      EQUITY SECURITIES                                                                  7
      EXCHANGE TRADED COMMODITY FUNDS (ETCFS)                                            7
      FIXED INCOME SECURITIES                                                            7
      FOREIGN CURRENCY OPTIONS                                                           7
      FOREIGN CURRENCY TRANSACTIONS                                                      8
      FORWARD FOREIGN CURRENCY AND FOREIGN CURRENCY FUTURES CONTRACTS                    8
      FOREIGN SECURITIES                                                                 9
      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS                                10
      INDEX-BASED SECURITIES                                                            13
      INDEX FUTURES CONTRACTS AND OPTIONS ON INDEX FUTURES CONTRACTS                    13
      INFLATION PROTECTED SECURITIES                                                    14
      INTERESTS IN OTHER BUSINESS ORGANIZATIONS                                         14
      MONEY MARKET INSTRUMENTS                                                          15
      BANK OBLIGATIONS                                                                  15
      VARIABLE RATE DEMAND NOTES                                                        15
      MONEY MARKET MUTUAL FUNDS                                                         16
      MORTGAGE-RELATED SECURITIES                                                       16
      MORTGAGE PASS-THROUGH SECURITIES                                                  17
      ADJUSTABLE RATE MORTGAGE SECURITIES                                               17
      DERIVATIVE MORTGAGE SECURITIES                                                    18
      OPTIONS                                                                           19
      PREFERRED STOCK                                                                   21
      REAL ESTATE INVESTMENT TRUSTS                                                     21
      REPURCHASE AGREEMENTS                                                             21
      RESTRICTED AND ILLIQUID SECURITIES                                                22
      REVERSE REPURCHASE AGREEMENTS                                                     22
      SECURITIES LENDING                                                                22
      SECURITIES OF OTHER INVESTMENT COMPANIES                                          23
      SMALL CAP/SPECIAL EQUITY SITUATION SECURITIES                                     23
      U.S. GOVERNMENT SECURITIES                                                        23
      WARRANTS                                                                          24
      WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS                                     24
      ZERO-COUPON SECURITIES                                                            24
INVESTMENT RISKS                                                                        25
      CALL RISK                                                                         25
      CREDIT (OR DEFAULT) RISK                                                          25
      CURRENCY RISK                                                                     26
      DERIVATIVE CONTRACTS RISK                                                         26
      EQUITY RISK                                                                       26
      EXTENSION RISK                                                                    26
      FOREIGN CUSTODIAL SERVICES AND RELATED INVESTMENT COSTS                           27
      FOREIGN INVESTMENT RISK                                                           27
      INDEX-BASED SECURITIES RISK                                                       27
      INTEREST RATE RISK                                                                27
      INVESTMENT STYLE RISK                                                             28
      LEVERAGE RISK                                                                     28
      LIQUIDITY RISK                                                                    28
      MARKET RISK                                                                       28
      PREPAYMENT RISK                                                                   28
      REAL ESTATE/REIT RISK                                                             28
      SECURITY-SPECIFIC RISK                                                            28
INVESTMENT RESTRICTIONS                                                                 29
VALUATION                                                                               31
WHO MANAGES AND PROVIDES SERVICES TO THE FUND                                           32
SHAREHOLDER RIGHTS                                                                      44
ADDITIONAL INFORMATION ON PURCHASES, EXCHANGES AND REDEMPTIONS                          45
TAXES                                                                                   45
DIVIDENDS AND DISTRIBUTIONS                                                             48
PERFORMANCE INFORMATION                                                                 48
INVESTMENT RATINGS                                                                      48
ADDRESSES                                                                               52
APPENDIX                                                                                53

                                  Definitions

For convenience, we will use the following terms throughout this SAI.

"Advisers Act"        --  Investment Advisers Act of 1940.

 "Advisor"          --   Huntington Asset Advisors, Inc., the Trust's investment
advisor.

"Code"                --  Internal Revenue Code of 1986, as amended.

"Distributor"       -- Edgewood Services, Inc., the Trust's distributor.

"Federated"         -- Federated    Services    Company,    the   Trust's   sub-
                       administrator.

"Huntington Bank"   -- The  Huntington  National  Bank, the administrator,  fund accountant and custodian of the Fund.

"Independent Trustees"--Trustees who are not "interested  persons" of the Trust, as defined in the 1940 Act.

"Interested Trustees"--Trustees who are "interested persons"  of  the  Trust, as defined in the 1940 Act.

"1940 Act"          -- Investment Company Act of 1940.

"NRSRO"             -- Nationally  Recognized  Statistical  Ratings Organization
                       such as Moody's Investors Service (Moody's) or Standard &
                       Poor's (S&P).

"Prospectus"        -- The Prospectus of the Fund.

"Trust"             -- The Huntington Funds.

                           HOW IS THE FUND ORGANIZED?

The  Trust  was  originally  two  separate  Massachusetts business  trusts,  The
Huntington Funds, established on February 10,  1987  and  Huntington  VA  Funds,
established  on  June  30,  1999 (together, the "Original Trusts"). The Original
Trusts were reorganized into  a  single  Delaware  statutory trust retaining the name of The Huntington Funds on June 23, 2006. The Trust is registered under the
1940 Act, as an open-end management investment company.  The  Trust  operates 31 separate  series  or mutual funds: 20 retail portfolios and 11 variable  annuity portfolios (the "VA  Portfolios"),  each  with  its own investment objective and strategy.  This  SAI  relates  to The Huntington VA Real  Strategies  Fund  (the
"Fund") which was established exclusively  as  investment  vehicle  for separate accounts offered by participating insurance companies. The Fund is diversified.

Much of the information contained in this SAI expands upon subjects discussed in the Fund's Prospectus. No investment in units of beneficial interest  ("Shares")
of the Fund should be made without first reading the Fund's Prospectus.

                      SECURITIES IN WHICH THE FUND INVESTS

In pursuing its investment strategy, the Fund may invest in the following types of securities for any purpose that is consistent with the Fund's investment goal. Following is a table that indicates which types of securities are:

P = Principal investment of the Fund; or
A = Acceptable (but not principal) investment of the Fund.

------------------------------------------------
|                                          |   |
------------------------------------------------
|EQUITY SECURITIES                         |   |
------------------------------------------------
| Common Stocks                            | P |
------------------------------------------------
| Preferred Stocks                         | A |
------------------------------------------------
| Real Estate Investment Trusts            | P |
------------------------------------------------
| Warrants                                 | A |
------------------------------------------------
| Interests in Other Business Organizations| A |
------------------------------------------------
| Index-Based Securities                   | P |
------------------------------------------------
| Exchange-Traded Commodity Funds          | P |
------------------------------------------------
|FIXED INCOME SECURITIES                   |   |
------------------------------------------------
| Treasury Receipts                        | A |
------------------------------------------------
| U.S. Treasury Obligations                | A |
------------------------------------------------
| U.S. Government                          |   |
| Agency Securities                        | A |
------------------------------------------------
| Bonds                                    | A |
------------------------------------------------
| Certificates of Deposit                  | A |
------------------------------------------------
| Corporate Debt Securities                | A |
------------------------------------------------
| Commercial Paper                         | A |
------------------------------------------------
| Demand Notes                             | A |
------------------------------------------------
| Mortgage Backed Securities               | A |
------------------------------------------------
| Asset Backed Securities                  | A |
------------------------------------------------
| Zero Coupon Securities                   | A |
------------------------------------------------
| Bankers' Acceptances                     | A |
------------------------------------------------
| Inflation-Protected Securities           | P |
------------------------------------------------
| Investment Grade Securities              | A |
------------------------------------------------
|   Convertible Securities                 | A |
------------------------------------------------
|FOREIGN SECURITIES                        |   |
------------------------------------------------
| American Depository Receipts             | P |
------------------------------------------------
| European Depository Receipts             | A |
------------------------------------------------
| Global Depository Receipts               | A |
------------------------------------------------
| Foreign Forward                          |   |
| Currency Contracts                       | A |
------------------------------------------------
| Foreign Exchange Contracts               | A |
------------------------------------------------
| Obligations of Supranational             |   |
| Agencies                                 | A |
------------------------------------------------
|DERIVATIVE CONTRACTS                      |   |
------------------------------------------------
| Call and Put Options                     | A |
------------------------------------------------
| Futures Contracts                        | A |
------------------------------------------------
| Options                                  | A |
------------------------------------------------
| Options on Currencies                    | A |
------------------------------------------------
|SPECIAL TRANSACTIONS                      |   |
------------------------------------------------
| Repurchase Agreements                    | A |
------------------------------------------------
| Reverse Repurchase Agreements            | A |
------------------------------------------------
| Delayed Delivery Transactions            | A |
------------------------------------------------
| Securities Lending                       | A |
------------------------------------------------
| Illiquid Securities                      | A |
------------------------------------------------
| Restricted Securities                    | A |
------------------------------------------------
| Time Deposits                            | A |
------------------------------------------------
| When-Issued Securities                   | A |
------------------------------------------------
| Yankee Bonds                             | A |
------------------------------------------------
|Investment Company Securities             | A |
------------------------------------------------

                              INVESTMENT PRACTICES

The Prospectus discusses the principal investment strategies of the Fund.  Below you  will  find  more  detail  about  the  types  of  investments and investment practices  permitted  by the Fund, as noted in the preceding  tables,  including those which are not part of the Fund's principal investment strategy.

ADJUSTABLE RATE NOTES

 The categories of Fixed Income Securities and Tax Exempt Securities may include
"adjustable rate notes,"  which  include  variable  rate notes and floating rate notes. A floating rate note is one whose terms provide  for  the readjustment of its interest rate whenever a specified interest rate changes and  that,  at  any time,  can  reasonably  be expected to have a market value that approximates its amortized cost. Although there may be no active secondary market with respect to a particular variable or  floating rate note purchased by the Fund, the Fund may seek to resell the note at  any  time to a third party. The absence of an active secondary market, however, could make  it difficult for the Fund to dispose of a variable or floating rate note in the event  the issuer of the note defaulted on its payment obligations and the Fund could, as  a  result  or for other reasons, suffer a loss to the extent of the default. Variable or floating  rate notes may be  secured by bank letters of credit. A demand instrument with a demand  notice period  exceeding seven days may be considered illiquid if there is no secondary market for such security. Such security will be subject to the Fund's limitation governing investments in "illiquid" securities, unless such notes are subject to a demand  feature  that will permit the Fund to receive payment of the principal within seven days of the Fund's demand. See "INVESTMENT RESTRICTIONS" below.

AMERICAN DEPOSITARY  RECEIPTS  ("ADRS"),  EUROPEAN DEPOSITARY RECEIPTS ("EDRS"),
CONTINENTAL DEPOSITARY RECEIPTS ("CDRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS")

ADRs  are  securities,  typically  issued by a  U.S.  financial  institution  (a
"depositary"), that evidence ownership  interests  in  a  security  or a pool of securities  issued  by a foreign issuer and deposited with the depositary.  ADRs
include American Depositary  Shares  and  New  York  Shares.   EDRs,  which  are
sometimes  referred  to  as CDRs, are securities, typically issued by a non-U.S.
financial institution, that evidence ownership interests in a security or a pool
of securities issued by either  a  U.S.  or  foreign  issuer.   GDRs  are issued
globally  and  evidence  a  similar ownership arrangement.  Generally, ADRs  are designed for trading in the U.S.  securities  markets,  EDRs  are  designed  for trading in European securities markets and GDRs are designed for trading in non-
U.S.  securities  markets.   ADRs,  EDRs,  CDRs  and  GDRs  may be available for
investment  through  "sponsored"  or  "unsponsored"  facilities.    A  sponsored
facility  is  established  jointly by the issuer of the security underlying  the receipt and a depositary, whereas  an unsponsored facility may be established by a depositary without participation by  the  issuer  of  the receipt's underlying security.  Holders of an unsponsored depositary receipt generally  bear  all the costs  of  the  unsponsored facility.  The depositary of an unsponsored facility frequently is under  no  obligation  to  distribute  shareholder  communications received  from  the issuer of the deposited security or to pass through  to  the holders of the receipts voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES (NON-MORTGAGE)

Asset-backed securities  are  instruments  secured by company receivables, truck and  auto  loans,  leases,  and  credit card receivables.  Such  securities  are
generally  issued  as  pass-through  certificates,   which  represent  undivided
fractional  ownership  interests  in  the  underlying  pools   of  assets.  Such
securities also may be debt instruments, which are also known as  collateralized obligations  and  are generally issued as the debt of a special purpose  entity, such as a trust, organized  solely  for  the  purpose  of owning such assets and issuing such debt.

The purchase of non-mortgage asset-backed securities raises  risk considerations peculiar  to  the financing of the instruments underlying such securities.  Like mortgages underlying  mortgage-backed  securities,  underlying  automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which  may  reduce  the  overall  return  to  certificate holders. Nevertheless, principal prepayment rates tend not to vary as  much  in  response to changes in interest rates and the short-term nature of the underlying  car  loans  or other receivables  tend  to  dampen  the impact of any change in the prepayment level.
Certificate holders may also experience delays in payment on the certificates if the  full amounts due on underlying  sales  contracts  or  receivables  are  not realized  by the trust because of unanticipated legal or administrative costs of enforcing the  contracts  or because of depreciation or damage to the collateral
(usually automobiles) securing certain contracts, or other factors.

COMMON STOCK

Common stock is a type of equity security which represents an ownership interest in a corporation and the right  to a portion of the assets of the corporation in the  event  of liquidation. This right,  however,  is  subordinate  to  that  of preferred stockholders  and  any  creditors, including holders of debt issued by the  corporation. Owners of common stock  are  generally  entitled  to  vote  on important matters. A corporation may pay dividends on common stock.

CONVERTIBLE SECURITIES

Convertible  securities include fixed income securities that may be exchanged or converted into  a  predetermined  number  of  shares  of the issuer's underlying common stock at the option of the holder during a specified  period. Convertible securities  may take the form of convertible preferred stock, convertible  bonds or debentures,  units consisting of "usable" bonds and warrants or a combination of the features of  several  of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment  strategies.  The  Fund will exchange or convert  the  convertible securities held in its portfolio into  shares  of  the
underlying  common   stock  when,  in  the  Advisor's  opinion,  the  investment characteristics  of the  underlying  common  shares  will  assist  the  Fund  in achieving its investment  objective.  Otherwise  the  Fund  may  hold  or  trade convertible securities.

CORPORATE DEBT (INCLUDING BONDS, NOTES AND DEBENTURES)

Corporate  debt  includes  any  obligation  of a corporation to repay a borrowed amount at maturity and usually to pay the holder interest at specific intervals.
Corporate debt can have a long or short maturity  and  is  often rated by one or more NRSROs. See the Appendix to this SAI for a description of these ratings.

In addition, the credit risk of an issuer's debt security may  vary based on its priority  for  repayment.  For example, higher ranking (senior) debt  securities have a higher priority than lower ranking (subordinated) securities.  This means that  the  issuer  might not make  payments  on  subordinated  securities  while continuing to make payments  on senior securities.  In addition, in the event of bankruptcy, holders of senior  securities  may receive amounts otherwise payable
to the holders of subordinated securities.   Some  subordinated securities, such
as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances.  For example,  insurance  companies  issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

CREDIT-ENHANCED SECURITIES

Credit-enhanced securities are securities whose credit rating has been enhanced, typically  by  the  existence  of  a  guarantee,  letter of credit, insurance or unconditional demand feature. In most cases, the Advisor  evaluates  the  credit quality  and  ratings  of  credit-enhanced  securities  based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer") rather than the issuer. However, except where prohibited by Rule 2a-7 under  the 1940 Act, credit-enhanced securities will not be  treated  as  having been issued by the credit enhancer for diversification purposes, unless the Fund has invested  more  than  10%  of its assets in securities issued, guaranteed or otherwise credit enhanced by the  credit  enhancer, in which case the securities will  be  treated  as having been issued both  by  the  issuer  and  the  credit enhancer. The bankruptcy,  receivership  or  default of the credit enhancer will adversely affect the quality and marketability  of  the  underlying  security. A default  on  the  underlying  security  or  other event that terminates a demand feature  prior  to  its exercise will adversely  affect  the  liquidity  of  the underlying security.

DEFENSIVE INVESTMENTS

At times the Advisor  may  determine  that  conditions in securities markets may make pursuing the Fund's principal investment  strategies  inconsistent with the best  interests  of  the  Fund's  shareholders. At such times, the  Advisor  may
temporarily   use  alternative  strategies,   primarily   designed   to   reduce
fluctuations in  the value of the Fund's assets. In implementing these temporary
"defensive" strategies,  the  Fund may temporarily place all or a portion of its assets in cash, U.S. Government  securities,  debt  securities which the Advisor considers to be of comparable quality to the acceptable  investments of the Fund
and  other  investments  which  the  Advisor  considers  consistent   with  such
strategies.

EQUITY SECURITIES

Equity  securities  include  both  foreign and domestic common stocks, preferred stocks, securities convertible or exchangeable  into common or preferred stocks,
and   other   securities   which   the  Advisor  believes  have   common   stock
characteristics, such as rights and warrants.

EXCHANGE-TRADED COMMODITY FUNDS (ETCFS)

ETCFs invest in commodities, either directly or through derivative contracts and are treated as partnerships or grantor  trusts  for U.S. tax purposes. ETCFs may invest  in  a single commodity (such as gold) or manage  a  pool  of  derivative contracts that  tracks  a  commodity  index (such as the Dow Jones-AIG Commodity
Index).

FIXED INCOME SECURITIES

Fixed  income  securities include corporate  debt  securities,  U.S.  Government securities, mortgage-related  securities,  tax-exempt  securities  and any other securities which provide a stream of fixed payments to the holder.

FOREIGN CURRENCY OPTIONS (ALSO SEE "OPTIONS")

Options  on  foreign currencies operate similarly to options on securities,  and are traded primarily  in  the over-the-counter market (so-called "OTC options"), although options on foreign  currencies  have  recently  been  listed on several exchanges.  Options will be purchased or written only when the Advisor  believes that a liquid  secondary  market  exists  for  such  options.  There  can  be no assurance  that a liquid secondary market will exist for a particular option  at any specific  time.  Options  on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

Purchases and sales of options  may be used to increase current return. They are also  used  in  connection  with hedging  transactions.  See  "Foreign  Currency
Transactions."

Writing covered call options  on  currencies  may  offset  some  of the costs of hedging against fluctuations in currency exchange rates. For transaction hedging purposes the Fund may also purchase exchange-listed and OTC put and call options on foreign currency futures contracts and on foreign currencies. A put option on a  futures contract gives the Fund the right to assume a short position  in  the futures  contract  until  expiration  of  the option. A call option on a futures contract gives the Fund the right to assume  a  long  position  in  the  futures contract until the expiration of the option.

The  value  of  a  foreign  currency  option  is dependent upon the value of the foreign  currency  and  the U.S. dollar, and may have  no  relationship  to  the investment merits of a foreign  security.  Because foreign currency transactions occurring  in  the interbank market involve substantially  larger  amounts  than those that may be  involved  in  the  use of foreign currency options, investors maybe disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million)  for  the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or  other  market  sources  be  firm  or revised on a  timely  basis.  Available quotation information is generally representative  of very large transactions in the  interbank market and thus may not reflect relatively  smaller  transactions
(less  than  $1 million) where rates may be less favorable. The interbank market in foreign currencies  is  a global, around-the-clock market. To the extent that the  U.S. options markets are  closed  while  the  markets  for  the  underlying currencies  remain  open, significant price and rate movements may take place in the underlying markets  that  cannot  be  reflected in the U.S. options markets.
Options contracts are generally valued at the mean of the bid and asked price as reported  on the highest-volume exchange (in  terms  of  the  number  of  option contracts traded for that issue) on which such options are traded.

FOREIGN CURRENCY TRANSACTIONS

Foreign currency transactions include purchasing and selling foreign currencies, entering  into  forward  or  futures  contracts  to  purchase  or  sell  foreign
currencies   (see   "Forward  Foreign  Currency  and  Foreign  Currency  Futures
Contracts"), and purchasing  and  selling  options  on  foreign  currencies (see
"Foreign Currency Options"). Foreign currency transactions may be  used to hedge against uncertainty in the level of future foreign currency exchange  rates  and to increase current return.

Purchases  and  sales of foreign currencies on a spot basis are used to increase current return. They are also used in connection with both "transaction hedging"
and "position hedging."

Transaction hedging  involves  entering  into foreign currency transactions with respect to specific receivables or payables generally arising in connection with the purchase or sale of portfolio securities.  Transaction  hedging  is  used to
"lock  in"  the U.S. dollar price of a security to be purchased or sold, or  the
U.S. dollar equivalent  of a dividend or interest payment in a foreign currency.
The goal is to protect against  a possible loss resulting from an adverse change in the relationship between the U.S.  dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment  is  declared,  and  the date on which such payments are made or received.

Position hedging involves entering into foreign currency transactions  either to protect  against:  (i)  a decline in the value of a foreign currency in which  a security held or to be sold  is denominated; or (ii) an increase in the value of a foreign currency in which a  security  to  be  purchased  is  denominated.  In connection  with  position hedging, the Fund may purchase put or call options on foreign currency and  foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts.

Neither  transaction  nor   position  hedging  eliminates  fluctuations  in  the
underlying prices of the securities  which  the Fund owns or intends to purchase or sell. They simply establish a rate of exchange  which can be achieved at some future point in time. Additionally, although these techniques  tend  to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend  to  limit any potential gain which might result from the increase  in  the value of such currency.

Hedging transactions  are  subject  to correlation risk due to the fact that the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be perfectly matched. This is because the future  value  of  such  securities  in foreign  currencies  will  change  as  a consequence of market movements in the  values  of  those securities between the dates the currency exchange transactions are entered  into  and  the  dates they mature.

FORWARD FOREIGN CURRENCY AND FOREIGN CURRENCY FUTURES CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific  currency at a future date, which may be any fixed number of days  from the date of the contract as agreed by the parties, at a price set at the time of the contract.  In  the case of a cancelable forward contract, the holder has the unilateral right to  cancel  the contract at maturity by paying a specified fee.
The contracts are traded in the  interbank  market  conducted  directly  between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A  foreign  currency  futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the  contract.  Foreign  currency futures contracts traded in the  United States are designed by and traded  on  exchanges  regulated  by  the
Commodity  Futures  Trading Commission ("CFTC"), such as the New York Mercantile
Exchange.

Forward  foreign  currency   contracts  differ  from  foreign  currency  futures
contracts in certain respects.  For  example,  the  maturity  date  of a forward contract  may  be any fixed number of days from the date of the contract  agreed upon by the parties,  rather than a predetermined date in a given month. Forward contracts  may  be in any  amounts  agreed  upon  by  the  parties  rather  than predetermined amounts.  Also,  forward  foreign  currency  contracts  are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept  or make  delivery  of  the  currency  specified  in the contract, or at or prior to maturity enter into a closing transaction involving  the  purchase or sale of an offsetting contract. Closing transactions with respect to forward  contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a  commodities  exchange;  a  clearing  corporation associated with the exchange assumes responsibility for closing out such contracts.

Forward foreign currency contracts and foreign currency futures contracts can be used to increase current return. They are  also  used  in  connection  with both
"transaction   hedging"   and   "position   hedging."   See   "Foreign  Currency
Transactions."

Among  the risks of using foreign currency futures contracts is  the  fact  that positions in these contracts (and any related options) may be closed out only on an exchange  or board of trade which provides a secondary market. Although it is intended that  any  Fund  using  foreign  currency futures contracts and related options will only purchase or sell them on  exchanges  or  boards of trade where there  appears to be an active secondary market, there is no  assurance  that  a secondary  market on an exchange or board of trade will exist for any particular contract or  option  or  at  any  particular  time. In such event, it may not be possible to close a futures or related option position  and,  in  the  event  of adverse  price  movements,  the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

In addition, it is impossible  to  forecast with precision the market value of a security  at  the expiration or maturity  of  a  forward  or  futures  contract.
Accordingly, it  may be necessary to purchase additional foreign currency on the spot market (and bear  the  expense of such purchase) if the market value of the security being hedged is less  than  the  amount of foreign currency the Fund is obligated to deliver and if a decision is made  to  sell  the  security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale  of  the  hedged portfolio  security  if the market value of such security exceeds the amount  of foreign currency the Fund is obligated to deliver.

When the Fund purchases  or  sells a futures contract, it is required to deposit with its custodian an amount of  cash  or  U.S.  Treasury  bills up to 5% of the amount  of the futures contract. This amount is known as "initial  margin."  The nature  of  initial  margin  is  different  from  that  of  margin  in  security
transactions   in   that   it  does  not  involve  borrowing  money  to  finance
transactions. Rather, initial  margin  is  similar to a performance bond or good faith deposit that is returned to the Fund upon  termination  of  the  contract, assuming the Fund satisfies its contractual obligation.

Subsequent  payments  to and from the broker occur on a daily basis in a process known as "marking to market."  These payments are called "variation margin," and are  made  as  the  value of the underlying  futures  contract  fluctuates.  For example, when the Fund  sells a futures contract and the price of the underlying currency rises above the  delivery price, the Fund's position declines in value.
The Fund then pays a broker  a  variation margin payment equal to the difference between the delivery price of the  futures  contract and the market price of the currency  underlying  the futures contract. Conversely,  if  the  price  of  the underlying currency falls  below  the delivery price of the contract, the Fund's futures position increases in value.  The  broker  then  must  make  a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract.

When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund,  and the
Fund  realizes  a  loss  or  gain.  Such closing transactions involve additional commission costs.

FOREIGN SECURITIES (INCLUDING EMERGING MARKETS)

Foreign securities are those securities  which  are  issued by companies located outside  the  United  States  and  principally traded in foreign  markets.  This includes equity and debt securities  of  foreign  entities  and  obligations  of foreign  branches of U.S. and foreign banks. Permissible investments may consist of obligations  of  foreign  branches  of  U.S.  banks  and  foreign or domestic branches of foreign banks, including European Certificates of  Deposit, European
Time Deposits, Canadian Time Deposits and Yankee Certificates of  Deposits,  and
investments  in  Canadian Commercial Paper, foreign securities and Europaper. In addition, the Fund  may  invest in depositary receipts. The Fund may also invest
in  securities  issued  or  guaranteed   by   foreign  corporations  or  foreign
governments,  their political subdivisions, agencies  or  instrumentalities  and obligations of  supranational  entities  such  as  the  World Bank and the Asian
Development Bank. Investment in foreign securities is subject  to  a  number  of special risks.

Since  foreign  securities  are  normally  denominated  and  traded  in  foreign currencies,  the  value of the Fund's assets invested in such securities may  be affected favorably  or  unfavorably  by  currency  exchange  rates  and exchange control  regulation.  Exchange rates with respect to certain currencies  may  be particularly volatile.  Additionally,  although  foreign exchange dealers do not charge a fee for currency conversion, they do realize  a  profit  based  on  the difference  (the  "spread")  between  prices  at which they buy and sell various currencies. Thus, a dealer may offer to sell a  foreign  currency to the Fund at one rate, while offering a lesser rate of exchange should  the  Fund  desire  to resell that currency to the dealer.

There  may  be  less information publicly available about a foreign company than about a U.S. company,  and  foreign  companies  are  not  generally  subject  to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid  and at times more volatile than securities of comparable U.S. companies.
Foreign brokerage  commissions  and other fees are also generally higher than in the  United States. Foreign settlement  procedures  and  trade  regulations  may involve certain risks (such as delays in payment or delivery of securities or in the recovery  of  the Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, with respect  to  certain foreign countries, there is a possibility of nationalization or expropriation  of assets, confiscatory taxation, political or financial instability and diplomatic  developments  which  could  affect  the value  of  investments  in those countries. In certain countries, legal remedies available to investors may  be more limited than those available with respect to investments in the United States  or  other  countries. The laws of some foreign countries  may  limit  the Fund's ability to invest  in  securities  of  certain issuers located in those  countries. Special tax considerations apply to foreign securities.

The Fund may invest in the  securities  of emerging market issuers. Investing in emerging market securities involves risks  which  are  in  addition to the usual risks inherent in foreign investments. Some emerging markets  countries may have fixed or managed currencies that are not free-floating against  the U.S. dollar.
Further, certain currencies may not be traded internationally. Certain  of these currencies  have  experienced  a steady devaluation relative to the U.S. dollar.
Any devaluation in the currencies in which the Fund's securities are denominated may have a detrimental impact on the Fund.

Some countries with emerging securities  markets  have  experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and  rapid  fluctuation  in inflation rates have had and may  continue  to  have negative effects on the economies  and  securities markets of certain countries.
Moreover, the economies of some countries  may  differ  favorably or unfavorably from  the  U.S.  economy in such respects as rate of growth  of  gross  domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy's base, governmental controls and investment restrictions  that are subject to political change and balance of payments position. Further, there  may  be  greater difficulties or restrictions with respect to investments made in emerging markets countries.

Emerging markets typically have substantially  less volume than U.S. markets. In addition, securities in many of such markets are  less  liquid, and their prices often  are  more  volatile, than securities of comparable U.S.  companies.  Such markets often have  different clearance and settlement procedures for securities transactions and in some  markets  there  have  been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could  result  in  temporary  periods when assets may be uninvested. Settlement problems in emerging markets countries
also   could  cause  the  Fund  to  miss  attractive  investment  opportunities.
Satisfactory  custodial  services  may not be available in some emerging markets countries, which may result in the Fund incurring additional costs and delays in the transportation and custody of such securities.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

A  futures  contract  is a binding contractual  commitment  which,  if  held  to maturity, will result in  an obligation to make or accept delivery of a security at a specified future time  and  price. By purchasing futures (assuming a "long"
position) the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures (assuming a
"short" position) it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not in the judgment of the Trustees reflect the fair value of the contract, in which case the positions will be  valued  by  or  under  the direction of the
Trustees.  Positions  taken  in  the  futures markets are not normally  held  to maturity, but are instead liquidated through  offsetting  transactions which may result in a profit or a loss. While futures positions taken  by  the  Fund  will usually be liquidated in this manner, the Fund may instead make or take delivery of  the  underlying  securities whenever it appears economically advantageous to the Fund to do so. A clearing  corporation associated with the exchange on which futures are traded assumes responsibility  for  such  closing  transactions  and guarantees  that  the  Fund's  sale  and  purchase  obligations under closed-out positions  will  be  performed  at  the  termination  of the  contract.  Futures contracts  are considered to be commodity contracts. The  Fund  has  claimed  an exclusion from  the  definition  of the term "commodity pool operator" under the
Commodity  Exchange Act and, therefore,  are  not  subject  to  registration  or regulation as a commodity pool operator under the Act.

Hedging by use  of  futures on debt securities seeks to establish more certainly than would otherwise  be  possible  the  effective  rate  of return on portfolio securities. The Fund may, for example, take a "short" position  in  the  futures market  by selling contracts for the future delivery of debt securities held  by the Fund  (or  securities  having  characteristics  similar to those held by the
Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities.  When  hedging of this  character  is  successful,  any  depreciation  in  the  value of portfolio securities may be offset by appreciation in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures on debt  securities. This would be done, for example, when the Advisor  expects  to purchase  for the Fund particular securities when it has the necessary cash, but expects the  rate  of return available in the securities markets at that time to be less favorable than  rates currently available in the futures markets. If the anticipated  rise  in  the price  of  the  securities  should  occur  (with  its concomitant reduction in  yield),  the  increased cost to the Fund of purchasing the securities may be offset by the rise  in  the  value of the futures position taken in anticipation of the subsequent securities purchase.

Successful use by the Fund of futures contracts on debt securities is subject to the  Advisor's  ability  to  predict correctly movements  in  the  direction  of interest rates and other factors  affecting  markets  for  debt  securities. For example,  if  the  Fund  has  hedged  against the possibility of an increase  in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities  increase  instead,  the  Fund will lose  part or all of the benefit of the increased value of its securities  which it has  hedged  because it will have offsetting losses in its futures positions.
In addition, in such  situations, if the Fund has insufficient cash, it may have to sell securities to meet  daily  margin maintenance requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Fund may purchase and write put  and call options on debt futures contracts, as they become available. Such options  are  similar  to  options  on securities except that options on futures contracts give the purchaser the right, in return for  the  premium  paid,  to  assume  a  position in a futures contract (a  long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during  the period of the option. As with options  on  securities, the holder or writer of an  option  may  terminate  its position by selling  or  purchasing  an  option  of the same series. There is no guarantee  that  such closing transactions can be effected.  The  Fund  will  be required to deposit  initial margin and variation margin with respect to put and
call  options  on  futures   contracts   written  by  it  pursuant  to  brokers'
requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments"  below.  Compared to the purchase or  sale of futures contracts, the purchase of call or put  options  on  futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be  circumstances  when  the  purchases  of call or put options on a futures contract would result in a loss to the Fund when  the  purchase  or  sale of the futures contracts would not, such as when there is no movement in the  prices of debt  securities.  The  writing  of  a  put or call option on a futures contract involves  risks similar to those risks relating  to  the  purchase  or  sale  of futures contracts.

Margin payments.  When  the  Fund  purchases  or sells a futures contract, it is required to deposit with its custodian an amount  of  cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures  contract.  This  amount  is known as "initial margin".  The  nature  of initial margin is different from that  of  in  security  transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that  is  returned to the
Fund  upon  termination  of  the  contract,  assuming  the  Fund  satisfies  its contractual obligations. Subsequent payments to and from the broker  occur  on a daily basis in a process known as "marking to market". These payments are called
"variation  margin" and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying debt security rises above the delivery price, the Fund's position declines in value.  The  Fund  then  pays  the broker a variation margin payment equal to the difference between the delivery  price  of the futures contract and the market price of the securities underlying the futures  contract. Conversely, if the price of the underlying security falls below the delivery  price  of  the contract,  the  Fund's futures position increases in value. The broker then must make a variation  margin  payment  equal  to the difference between the delivery price of the futures contract and the market  price of the securities underlying the futures contract.

When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is  paid by or to the Fund, and the
Fund  realizes  a loss or a gain. Such closing transactions  involve  additional commission costs.

Liquidity risks.  Positions  in  futures  contracts may be closed out only on an exchange or board of trade which provides a  secondary  market for such futures.
Although  the  Trust intends to purchase or sell futures only  on  exchanges  or boards of trade  where  there appears to be an active secondary market, there is no assurance that a liquid  secondary  market  on  an exchange or board of trade will exist for any particular contract or at any particular  time.  If  there is not  a  liquid secondary market at a particular time, it may not be possible  to close a futures  position  at  such  time  and,  in  the  event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation  margin.  However, in the event financial futures are  used  to  hedge portfolio securities,  such  securities  will  not  generally  be sold until the financial futures can be terminated. In such circumstances, an increase  in  the price  of  the  portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the  risks  that  apply  to  all  options transactions, there are several special risks relating to options on futures  contracts.  The ability to establish  and  close  out  positions  in  such  options will be subject to  the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary  market,  there  is no assurance  that  a  liquid  secondary  market  on an exchange will exist for any particular option or at any particular time. In  the event no such market exists for particular options, it might not be possible to  effect closing transactions in  such  options,  with  the result that the Fund would have  to  exercise  the options in order to realize any profit.

Hedging risks. There are several risks in connection with the use by the Fund of futures contracts and related  options  as  a  hedging  device.  One risk arises because  of  the  imperfect correlation between movements in the prices  of  the futures contracts and  options  and  movements in the prices of securities which are the subject of the hedge. The Advisor  will, however, attempt to reduce this risk by purchasing and selling, to the extent  possible,  futures  contracts and related  options on securities and indexes the movements of which will,  in  its judgment,  correlate  closely  with  movements  in  the  prices of the portfolio securities sought to be hedged.

Successful use of futures contracts and options by the Fund for hedging purposes is also subject to the Advisor's ability to predict correctly  movements  in the direction of the market. It is possible that, where the Fund has purchased  puts on futures contracts to hedge its portfolio against a decline in the market, the securities  or  index  on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the
Fund would lose money on  the puts and also experience a decline in value in its portfolio securities. In addition,  the  prices  of  futures,  for  a  number of reasons, may not correlate perfectly with movements in the underlying securities or  index  due  to  certain  market  distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship  between  the underlying security or index and futures markets. Second, the margin requirements  in the futures markets are less onerous than margin requirements in the securities  markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the  futures  markets  may also  cause  temporary  price  distortions.  Due  to  the  possibility  of price distortion, even a correct forecast of general market trends by the Advisor  may still  not  result  in  a  successful hedging transaction over a very short time period.

Other risks. The Fund will incur brokerage fees in connection with their futures and options transactions. In  addition,  while  futures contracts and options on futures will be purchased and sold to reduce certain  risks,  those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and related options, unanticipated changes in interest  rates  or stock  price  movements  may result in a poorer overall performance for the Fund than if it had not entered  into  any futures contracts or options transactions.
Moreover, in the event of an imperfect  correlation between the futures position and  the  portfolio position which is intended  to  be  protected,  the  desired protection may not be obtained and the Fund may be exposed to risk of loss.

INDEX-BASED SECURITIES

Index-based securities, such as Standard & Poor's Depository Receipts ("SPDRs"),
NASDAQ-100  Index  Tracking Stock ("NASDAQ 100s"), World Equity Benchmark Shares
("WEBS"), and Dow Jones  DIAMONDS  ("Diamonds"), are usually interests in a unit investment trust ("UIT") that may be  obtained  from the UIT or purchased in the secondary market. SPDRs, NASDAQ 100s and DIAMONDS  are  listed  on  the American
Stock Exchange. In some cases, index-based securities may be organized  as open-
end management investment companies that issue redeemable shares, and therefore, operate like other mutual funds ("Exchange-Traded Funds or ETFs").

A  UIT  will  generally  issue  index-based securities in aggregations of 50,000 known as "Creation Units" in exchange  for  a  "Portfolio Deposit" consisting of
(a) a portfolio of securities substantially similar  to the component securities
(Index Securities) of the applicable index  (Index), (b) a cash payment equal to a  pro rata portion of the dividends accrued on the UIT's  portfolio  securities since the last dividend payment by the UIT, net of expenses and liabilities, and
(c)  a cash payment or credit (Balancing Amount) designed to equalize the NAV of the Index and the NAV of a Portfolio Deposit.

Index-based  securities are not individually redeemable, except upon termination of  the  UIT. To  redeem,  the  portfolio  must  accumulate  enough  index-based securities  to  reconstitute a Creation Unit (large aggregations of a particular
index-based  security).   The   liquidity   of  small  holdings  of  index-based
securities, therefore, will depend upon the existence  of  a  secondary  market.
Upon  redemption of a Creation Unit, the portfolio will receive Index Securities and cash  identical  to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of index-based  securities  is  derived  and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of index-based securities is similar to the risk involved  in  the  purchase  or sale  of traditional common stock, with the exception that the pricing mechanism for index-based  securities  is  based on a basket of stocks. Disruptions in the markets for the securities underlying  index-based  securities purchased or sold by the Portfolio could
result  in losses on index-based securities. Trading in  index-based  securities involves risks similar to those risks, described above under "Options," involved in the writing of options on securities.

INDEX FUTURES CONTRACTS AND OPTIONS ON INDEX FUTURES CONTRACTS

A debt index  futures contract is a contract to buy or sell units of a specified debt index at a  specified  future date at a price agreed upon when the contract is made. A unit is the current  value  of  the  index.  A  stock  index  futures contract  is  a  contract  to  buy or sell units of a stock index at a specified future date at a price agreed upon  when  the  contract  is  made. A unit is the current value of the stock index.

The  following example illustrates generally the manner in which  index  futures contracts operate. The Standard & Poor's 100 Stock Index ("S&P 100") is composed of 100  selected  common  stocks, most of which are listed on the New York Stock
Exchange ("NYSE"). The S&P  100 assigns relative weightings to the common stocks included in the Index, and the  Index  fluctuates  with  changes  in  the market values of those common stocks. In the case of the S&P 100, contracts are  to buy or  sell  100  units.  Thus, if the value of the S&P 100 were $180, one contract would be worth $18,000 (100  units  X  $180).  The  stock index futures contract specifies that no delivery of the actual stocks making  up  the  index will take place.  Instead,  settlement  in  cash  must occur upon the termination  of  the contract, with the settlement being the difference  between  the  contract price and  the actual level of the stock index at the expiration of the contract.  For example,  if the Fund enters into a futures contract to buy 100 units of the S&P
100 at a specified future date at a contract price of $180 and the S&P 100 is at
$184 on that  future  date, the Fund will gain $400 (100 units X gain of $4). If the Fund enters into a  futures contract to sell 100 units of the stock index at a specified future date at  a  contract price of $180 and the S&P 100 is at $182 on that future date, the Fund will  lose $200 (100 units X loss of $2). The Fund may  purchase  or  sell futures contracts  with  respect  to  any  stock  index.
Positions in index futures  may  be  closed  out only on an exchange or board of trade which provides a secondary market for such futures.

Purchases and sales of index futures may be used  to  hedge  an  investment.  To hedge  an  investment  successfully,  however,  the  Fund must invest in futures contracts  with respect to indices or sub-indices the movements  of  which  will have a significant  correlation  with  movements  in  the  prices  of the Fund's securities.

Options  on index futures contracts are similar to options on securities  except that options  on index futures contracts give the purchaser the right, in return for the premium  paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise  price  at  any  time during the period of the option. Upon exercise of the option, the holder assumes  the  underlying futures position and receives  a  variation  margin payment of cash or securities  approximating  the increase in the value of the holder's option position. If an option is exercised on  the last trading day prior  to  the  expiration  date  of  the  option,  the settlement is made entirely in cash based on the difference between the exercise price  of  the  option  and  the closing level of the index on which the futures contract is based on the expiration  date.  Purchasers  of  options  who fail to exercise  their options prior to the exercise date suffer a loss of the  premium paid.

As an alternative to purchasing call and put options on index futures contracts, the Fund may  purchase put and call options on the underlying indices themselves to the extent that  such  options  are  traded on national securities exchanges.
Index  options  are  similar to options on individual  securities  in  that  the purchaser  of an index  option  acquires  the  right  to  buy,  and  the  writer undertakes the  obligation  to  sell, an index at a stated exercise price during the term of the option. Instead of  giving  the  right  to  take  or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount." This amount is equal to the amount  by  which the fixed exercise price of the option exceeds (in the case of a put) or is less than  (in  the  case of a call) the closing value of the underlying index on the date of the exercise,  multiplied  by  a fixed "index multiplier." The Fund will enter into an option position only if there  appears  to  be  a liquid secondary market for such options.

The  Fund  will  not  engage  in  transactions  in options on stock indices  for speculative  purposes  but  only  to protect appreciation  attained,  to  offset capital losses and to take advantage  of  the  liquidity available in the option markets. The aggregate premium paid on all options  on  stock  indices  will not exceed 20% of the Fund's total assets.

INFLATION-PROTECTED SECURITIES

Inflation-protected securities are fixed-income securities whose principal value or  interest  rate  is  adjusted periodically according to changes in a specific
price index (such as the  Consumer  Price  Index).   If  the  price  index falls
(deflation),  the  principal  value  or interest rate of the securities will  be adjusted downward and consequently the interest payable on these securities will be reduced. U.S. Treasury Inflation-Protected  Securities, also known as "TIPs", are adjusted as to principal; repayment of the original  principal upon maturity of  the  security  is  guaranteed if the security is purchased  when  originally issued. With respect to  other  types of inflation-protected securities that are adjusted to the principal amount,  the  adjusted principal value of the security repaid at maturity may be less than the original  principal. Most other types of inflation-protected  securities,  however,  are adjusted  with  respect  to  the interest  rate, which has a minimum of 0%, and  the  principal  value  does  not change.

INTERESTS IN OTHER BUSINESS ORGANIZATIONS

Entities such  as  limited  partnerships,  limited liability companies, business trusts and companies organized outside the United  States  may  issue securities comparable  to common or preferred stock. Limited partnerships are  partnerships consisting of  one  or more general partners, by whom the business is conducted, and one or more limited  partners  who  contribute  capital  to the partnership.
Limited liability companies frequently consist of one or more  managing members, by whom the business is conducted, and other members who contribute  capital  to the  company.  Limited  partners  and  members  of  limited  liability companies generally are not liable for the debts of the partnership beyond  their  capital contributions or commitments. Limited partners and non-managing members are  not involved  in  the  day-to-day management of the partnership or limited liability company. They receive  income  and capital gains from the partnership or company in  accordance  with  the terms established  in  the  partnership  or  operating agreement. Typical limited  partnerships  and  limited  liability  companies are involved  in  real  estate,  oil  and gas, and equipment leasing, but they  also finance movies, research and development, and other projects.

For an organization classified as a  partnership  under the Code (including most limited partnerships and limited liabilities companies),  each  item  of income, gain, loss, deduction and credit is not taxed at the partnership level but flows through  with  the  same  character to the partners or members. This allows  the partnership to avoid double taxation.

A master limited partnership  (MLP)  is a publicly traded limited partnership or limited liability company. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded security. MLPs must limit their operations to avoid being taxed as corporations under the Code.

MONEY MARKET INSTRUMENTS

Except where otherwise noted, the Fund may, for temporary defensive or liquidity purposes, invest up to 100% of its assets in money market instruments.

      Commercial Paper and Variable Amount Master Demand Notes

      Consistent with its investment objective, policies, and restrictions, each
      Fund may invest in commercial paper  (including  Section  4(2)  commercial paper) and variable amount master demand notes. Commercial paper  consists of  unsecured  promissory  notes  issued  by  corporations normally having maturities of 270 days or less and rates of return  which are fixed. These investments may include Canadian Commercial Paper, which  is  U.S.  dollar denominated  commercial  paper  issued  by  a  Canadian  corporation  or a
      Canadian  counterpart  of a U.S. corporation, and Europaper, which is U.S.
      dollar denominated commercial paper of a foreign issuer.

      Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder  to  vary and provide for periodic adjustments in the interest rate according to  the  terms  of  the instrument. Because master demand notes are direct lending arrangements  between  the Fund and the  issuer, they are not normally traded. Although there is no  secondary market  in the notes, the Fund may demand payment of principal and accrued interest  at any time. A variable amount master demand note will be deemed to have a maturity  equal  to  the  longer of the period of time remaining until the next readjustment of its interest  rate  or  the  period of time remaining  until  the  principal  amount can be recovered from the  issuer through demand.

      Bank Obligations

      Bank obligations are short-term obligations  issued  by  U.S.  and foreign banks,  including  bankers'  acceptances,  certificates  of deposit,  time deposits and similar securities.

      Bankers' acceptances are negotiable drafts or bills of exchange  typically drawn by an importer or exporter to pay for specific merchandise that  are
      "accepted"  by  a  bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers' acceptances  will  be limited to those guaranteed by domestic and foreign banks having, at the  time  of  investment,  total  assets  of  $1 billion  or  more  (as  of  the  date  of  the institution's most recently published financial statements).

      Certificates of deposit and time deposits represent  funds  deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

      Investments  in  certificates  of  deposit  and time deposits may  include
      Eurodollar  Certificates  of Deposit, which are  U.S.  dollar  denominated certificates of deposit issued  by  offices  of foreign and domestic banks located outside the United States, Yankee Certificates  of  Deposit, which are  certificates  of  deposit  issued by a U.S. branch of a foreign  bank denominated in U.S. dollars and held in the United States, Eurodollar Time
      Deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch  of  a U.S. bank or a foreign  bank,  and  Canadian  Time  Deposits
      ("CTDs"), which are U.S. dollar denominated certificates of deposit issued
      by  Canadian  offices   of   major  Canadian  banks.  All  investments  in
      certificates of deposit and time  deposits will be limited to those (a) of domestic and foreign banks and savings and loan associations which, at the time of investment, have total assets  of  $1  billion  or more (as of the date of the institution's most recently published financial statements) or
      (b)  the  principal  amount  of  which  is insured by the Federal  Deposit
      Insurance Corporation.

      Variable Rate Demand Notes

      Variable  rate  demand  notes  ("VRDNs")  are  unsecured,  direct  lending arrangements between the Fund, as the lender, and a corporation, financial institution, government agency, municipality or other entity.

      VRDNs have interest rates which float or which  are  adjusted  at  regular intervals  ranging  from  daily  to  annually.  Although the VRDNs are not generally  traded, the Fund may demand payment of  principal  and  accrued interest according  to  its arrangement with the borrower (usually upon no more than seven days' notice).  VRDNs  are, therefore, treated as maturing on the later of the next interest adjustment or the date on which the Fund may next demand payment. Some VRDNs are backed by bank letters of credit.

      The Fund may only invest in VRDNs which  satisfy  its  credit requirements for commercial paper.

Other  instruments  may  include:  obligations  (certificates  of deposit,  time deposits,  bank master notes, and bankers' acceptances) of thrift  institutions, and savings  and  loans, provided that such institutions have total assets of $1 billion or more as  shown  on  their  last published financial statements at the time of investment; short-term corporate  obligations  rated  within  the  three highest rating categories by an NRSRO (e.g., at least A by S&P or A by  Moody's)
at the time of investment, or, if not rated, determined by the Advisor to be  of comparable quality; general obligations issued by the U.S. Government and backed by  its  full  faith  and  credit,  and  obligations  issued or guaranteed as to principal and interest by agencies or instrumentalities  of  the U.S. Government
(e.g.,  obligations  issued by Farmers Home Administration, Government  National
Mortgage  Association,   Federal   Farm   Credit   Bank   and   Federal  Housing
Administration); receipts, including Treasury Receipts, Treasury  Income  Growth
Receipts  and  Certificates  of  Accrual  on  Treasuries;  repurchase agreements involving such obligations; money market funds, and foreign commercial paper.

MONEY MARKET MUTUAL FUNDS

Except under limited circumstances or pursuant to an exemptive  relief  from the
Securities and Exchange Commission (SEC), the Fund may not invest more than  10%
of  its  total  assets  at  any one time in the shares of other funds, 5% of its total assets in the shares of  any  one  mutual fund, or own more than 3% of the shares of any one fund. When the Fund invests  in  the  shares  of  other mutual funds, investment advisory and other fees will apply, and the investment's yield will be reduced accordingly.

Pursuant to an exemptive order, dated July 24, 2001, received from the  SEC, the
Fund may invest up to 25% of its respective total assets in Interfund Shares  of the  Huntington  Money  Market  Fund  subject  to  Subchapter  M  and  insurance diversification rules as described under "Taxes" section below.

MORTGAGE-RELATED SECURITIES

Mortgage-related   securities  are  securities  that,  directly  or  indirectly, represent participations  in,  or are secured by and payable from, loans secured by  real property. Mortgage-related  securities  include  mortgage  pass-through securities,  adjustable  rate mortgage securities and derivative securities such as collateralized mortgage  obligations and stripped mortgage-backed securities.
Mortgage-related securities fall  into  three  categories:  (a)  those issued or guaranteed  by  the U.S. Government or one of its agencies or instrumentalities, such as Government  National  Mortgage  Association  ("GNMA"),  Federal National
Mortgage  Association  ("FNMA")  and  Federal  Home  Loan  Mortgage  Corporation
("FHLMC"); (b) those issued by non-governmental issuers that represent interests in,  or  are collateralized by, mortgage-related securities issued or guaranteed by the U.S.  Government  or  one  of  its agencies or instrumentalities; and (c)
those issued by non-governmental issuers  that  represent an interest in, or are collateralized by, whole mortgage loans or mortgage-related securities without a government guarantee but usually with over-collateralization  or some other form of private credit enhancement. Non-governmental issuers include  originators  of investors  in  mortgage loans, including savings and loan associations, mortgage bankers, commercial  banks, investment banks and special purpose subsidiaries of the foregoing.

There  are  a number of  important  differences  both  among  the  agencies  and instrumentalities  of the U.S. Government that issue mortgage-related securities
and among the securities  themselves.   Ginnie  Maes  are  Mortgage Pass-Through
Certificates issued by GNMA, which is a wholly-owned U.S. Government corporation within  the  Department  of  Housing  and  Urban  Development. Ginnie  Maes  are
guaranteed  as  to the timely payment of principal and  interest  by   GNMA  and
GNMA's guarantee is backed by the full faith and credit of the U.S. Treasury. In addition, Ginnie  Maes  are  supported  by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under GNMA's guarantee. Mortgage-related securities  issued  by the FNMA include FNMA  Guaranteed  Mortgage  Pass-Through
Certificates (also known  as  "Fannie Maes") which are solely the obligations of the  FNMA. The FNMA is a government-sponsored  organization  owned  entirely  by private  stockholders.  Fannie  Maes  are  guaranteed  as  to  timely payment of principal  and interest by FNMA but are not backed by or entitled  to  the  full faith and credit of the U.S. Treasury. Mortgage-related securities issued by the
FHLMC include  FHLMC Mortgage Participation Certificates (also known as "Freddie
Macs"  or  "PCS").  The  FHLMC  is  a  corporate  instrumentality  of  the  U.S.
Government,  created  pursuant to an Act of Congress, which is owned entirely by
Federal Home Loan Banks. Freddie Macs are not guaranteed by the U.S. Treasury or by any Federal Home Loan  Bank and do not constitute a debt or obligation of the
U.S. Government or of any Federal  Home  Loan  Bank.  Freddie  Macs  entitle the holder  to  timely  payment  of interest, which is guaranteed by the FHLMC.  The
FHLMC guarantees either ultimate  collection  or timely payment of all principal payments on the underlying mortgage loans. When  the  FHLMC  does  not guarantee timely  payment of principal, FHLMC may remit the amount due on account  of  its guarantee  of  ultimate  payment  of  principal  at any time after default on an underlying  mortgage,  but  in no event later than one  year  after  it  becomes payable.

Although certain mortgage-related  securities are guaranteed by a third party or otherwise  similarly  secured, the market  value  of  the  security,  which  may fluctuate, is not so secured.  If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting  from changes in interest rates or prepayments
in  the  underlying  mortgage  collateral.   As   with   other  interest-bearing
securities, the prices of mortgage-related securities are  inversely affected by changes  in  interest  rates.  However,  though  the value of a mortgage-related security may decline when interest rates rise, the  converse  is not necessarily true, since in periods of declining interest rates the mortgages  underlying the security are prone to prepayment. For this and other reasons, a mortgage-related security's effective maturity may be shortened by unscheduled prepayments on the underlying  mortgages  and, therefore, it is not possible to predict  accurately the security's return to  the  Fund.  In  addition, regular payments received in respect of mortgage-related securities include  both  interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

      MORTGAGE PASS-THROUGH SECURITIES

      Mortgage pass-through securities provide for the pass-through to investors of  their pro-rata share of monthly payments (including  any  prepayments)
      made  by the individual borrowers on the pooled mortgage loans, net of any fees paid  to  the  guarantor  of  such securities and the servicer of the underlying mortgage loans.

      ADJUSTABLE RATE MORTGAGE SECURITIES

      Adjustable rate mortgage securities  ("ARMS")  are  pass-through  mortgage securities  collateralized  by  mortgages  with  interest  rates  that are adjusted  from  time  to  time. The adjustments usually are determined  in accordance with a predetermined  interest rate index and may be subject to certain limits. While the values of  ARMS,  like  other  debt  securities, generally vary inversely with changes in market interest rates (increasing in  value  during  periods  of declining interest rates and decreasing  in value during periods of increasing  interest  rates),  the  values of ARMS should  generally  be  more  resistant  to  price  swings than other  debt securities  because the interest rates of ARMS move with  market  interest rates. The adjustable  rate  feature  of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be  expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates  payable on the underlying adjustable rate mortgages.

      ARMS  typically  have  caps which limit the maximum amount  by  which  the interest rate may be increased  or decreased at periodic intervals or over the life of the loan. To the extent that interest rates increase in excess of the caps, ARMS can be expected  to  behave  more  like traditional debt securities and to decline in value to a greater extent  than  would be the case  in  the  absence  of  such  caps.  Also,  since many adjustable rate mortgages  only  reset  on an annual basis, it can be  expected  that  the prices of ARMS will fluctuate  to  the  extent  that changes in prevailing interest rates are not immediately reflected in the interest rates payable on  the  underlying adjustable rate mortgages. The  extent  to  which  the prices of  ARMS  fluctuate  with  changes  in  interest rates will also be affected by the indices underlying the ARMS. Some  indices,  such  as  the one-year  constant  maturity Treasury note rate, closely mirror changes in market interest rate  levels.  Others,  such  as the 11th District Federal
      Reserve Cost of Funds Index (often related to ARMS  issued  by FNMA), tend to lag changes in market levels and tend to be somewhat less volatile.

DERIVATIVE MORTGAGE SECURITIES

      Collateralized mortgage obligations are derivative mortgage securities and are debt instruments issued by special purpose entities which  are secured
      by   pools   of  mortgage  loans  or  other  mortgage-related  securities.
      Multi-class pass-through  securities  are  equity  interests  in  a  trust composed of mortgage loans or other mortgage-related securities. Both  are considered derivative mortgage securities and are collectively referred to as  "CMOs."  Payments  of  principal and interest on underlying collateral provide  the funds to pay debt  service  on  the  collateralized  mortgage obligation or make scheduled distributions on the multi-class pass-through security.

      In a CMO, a series of bonds or certificates is issued in multiple classes.
      Each class  of  CMO,  often  referred  to  as  a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date.
      Principal prepayments on collateral underlying a  CMO  may  cause it to be
      retired   substantially  earlier  than  the  stated  maturities  or  final distribution dates.

      The principal  and  interest  on the underlying mortgages may be allocated among the several tranches of a  CMO  in  many  ways. For example, certain tranches  may  have  variable or floating interest rates  and  others  may provide only the principal or interest feature of the underlying security.
      Generally, the purpose  of the allocation of the cash flow of a CMO to the various tranches is to obtain  a  more predictable cash flow to certain of the individual tranches than exists  with the underlying collateral of the
      CMO. As a general rule, the more predictable  the  cash  flow  is on a CMO tranche,  the lower the anticipated yield will be on that tranche  at  the time of issuance  relative to prevailing market yields on mortgage-related securities. As part of the process of creating more predictable cash flows on most of the tranches  of  a CMO, one or more tranches generally must be created that absorb most of the  volatility  in  the  cash  flows  on  the underlying mortgage loans. The yields on these tranches, which may include inverse  floaters,  stripped  mortgage-backed  securities, and Z tranches, discussed  below, are generally higher than prevailing  market  yields  on mortgage-related  securities  with  similar maturities. As a result of the uncertainty of the cash flows of these  tranches, the market prices of and yield on these tranches generally are more volatile.

      An  inverse  floater  is  a CMO tranche with  a  coupon  rate  that  moves inversely to a designated index, such as LIBOR ("London Inter-Bank Offered
      Rate") or COFI ("Cost of Funds  Index").  Like  most  other  fixed  income securities,  the value of inverse floaters will decrease as interest rates increase. Inverse floaters, however, exhibit greater price volatility than the majority of mortgage pass- through securities or CMOs. Coupon rates on inverse floaters  typically  change  at  a  multiple  of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly  greater  drop  in the  coupon  rate  of  an inverse floater while any drop in the index rate causes a correspondingly  greater  increase  in  the  coupon of an inverse floater. Some inverse floaters also exhibit extreme sensitivity to changes in  prepayments. Inverse floaters would be purchased by  the  Fund  in  an attempt  to protect against a reduction in the income earned on the Fund's investments due to a decline in interest rates.

      Z tranches of CMOs defer interest and principal payments until one or more other classes  of the CMO have been paid in full. Interest accretes on the
      Z tranche, being  added  to  principal,  and  is  compounded  through  the accretion period. After the other classes have been paid in full, interest
      payments   begin   and   continue   through   maturity.  Z  tranches  have
      characteristics similar to zero coupon bonds. Like  a  zero  coupon  bond, during  its  accretion period a Z tranche has the advantage of eliminating the risk of reinvesting  interest  payments at lower rates during a period of declining market interest rates.  At  the  same time, however, and also like a zero coupon bond, the market value of a  Z  tranche can be expected to fluctuate more widely with changes in market interest  rates than would the market value of a tranche which pays interest currently.  In addition, changes  in prepayment rates on the underlying mortgage loans will  affect the accretion period of a Z tranche, and therefore also will influence its market value.

      Stripped mortgage-backed  securities  ("SMBSs")  may represent an interest solely in the principal repayments or solely in the  interest  payments on mortgage-backed  securities). SMBSs are derivative multi-class securities.
      SMBSs are usually  structured  with  two  classes  and  receive  different proportions  of  the  interest and principal distributions on the pool  of
      underlying  mortgage-backed   securities.   Due   to  the  possibility  of
      prepayments on the underlying mortgages, SMBSs may  be  more interest-rate sensitive  than other securities purchased. If prevailing  interest  rates fall below the  level at which SMBSs were issued, there may be substantial prepayments on the  underlying  mortgages, leading to the relatively early prepayments of principal-only SMBSs (the principal-only or "PO" class) and a reduction in the amount of payments  made  to  holders  of interest-only
      SMBSs  (the  interest-only or "IO" class). Therefore, interest-only  SMBSs generally increase  in  value as interest rates rise and decrease in value as interest rates fall, counter  to  changes  in value experienced by most fixed  income  securities. If the underlying mortgages  experience  slower than anticipated prepayments of principal, the yield on a PO class will be affected  more  severely  than  would  be  the  case  with  a  traditional mortgage-related security. Because the yield to maturity of an IO class is
      extremely  sensitive   to   the  rate  of  principal  payments  (including
      prepayments) on the related underlying  mortgage-backed  securities, it is possible  that  the  Fund  might  not  recover its original investment  on interest-only SMBSs if there are substantial prepayments on the underlying mortgages. The Fund's inability to fully  recoup  its  investment in these securities as a result of a rapid rate of principal prepayments  may occur even  if  the  securities  are  rated  AAA  by  an NRSRO. In view of these considerations,  the  Advisor  intends  to  use these  characteristics  of interest-only SMBSs to reduce the effects of  interest rate changes on the value of the Fund's portfolio, while continuing to pursue current income.

OPTIONS

A call option gives the purchaser of the option the right to buy a security at a stated price from the writer (seller) of the option.  A  put  option  gives  the purchaser  of  the  option the right to sell a security at a stated price to the writer of the option.  In  a  covered  call option, during the option period the writer  owns  the  security  (or a comparable  security  sufficient  to  satisfy securities exchange requirements) which may be sold pursuant to the option. In a covered put option, the writer  holds  cash  and/or  short-term debt instruments sufficient in an amount equal to the exercise price of  the option. In addition, a put or call option will be considered covered if and to  the  extent that some or all of the risk of the option has been offset by another option. The Fund may write combinations of covered puts and calls on the same underlying security.

In  general,  the  Fund may write options in an attempt to increase  returns  or purchase options for hedging purposes.

The premium received  from  writing  a  put or call option, increases the Fund's return  on  the  underlying  security  in the  event  that  the  option  expires unexercised or is closed out at a profit.  The  amount  of the premium reflects, among other things, the relationship between the exercise  price and the current market  value  of  the  underlying  security,  the volatility of the  underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options  market and in the market for the underlying security. A put option locks in the price  at  which the Fund may sell a security it holds, thus hedging against market declines and a call option locks  in  the  price  at  which the Fund may purchase a security, thus  hedging against inflation. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the option's exercise price  regardless  of  any  decline  in  the underlying security's market price.
By  writing  a call option, the Fund limits its opportunity to profit  from  any increase in the market value of the underlying security above the exercise price of the option  but  continues  to bear the risk of a decline in the value of the underlying security. By writing  a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security substantially appreciates in value.

The Fund may terminate an option that  it has written prior to its expiration by entering  into  a  closing  purchase  transaction,  in  which  it  purchases  an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option  premium  plus transaction costs) is less or more than the premium received from writing the  option. Because increases in the  market  price of a call option generally reflect increases  in  the  market price of the security  underlying  the option, any loss resulting from a closing
purchase  transaction  may  be  offset  in   whole  or  in  part  by  unrealized
appreciation of the underlying security owned by the Fund.

In order for a put option to be profitable, the  market  price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner  the Fund will reduce any profit it might otherwise have realized from appreciation  of the underlying security by the premium paid for the put option and by transaction costs.

In order for a call option to be profitable, the market price of  the underlying security  must  rise sufficiently above the exercise price to cover the  premium and transaction costs.

The Fund may write  or  purchase  put and call options. All call options written must be covered.

The successful use of options depends  on the ability of the Advisor to forecast interest rate and market movements. For  example,  if  the  Fund were to write a call option based on the Advisor's expectation that the price  of the underlying security will fall, but the price rises instead, the Fund could  be  required to sell  the  security  upon  exercise  at  a price below the current market price.
Similarly,  if  the  Fund were to write a put  option  based  on  the  Advisor's expectations that the  price of the underlying security will rise, but the price falls instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.
When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option  in  a relatively short period of time, unless the Fund exercises the option or enters  into  a closing sale transaction with respect to the  option  during the life of the option.  If  the  price  of  the  underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part  or  all  of its investment in the option. This contrasts with an investment by the Fund in  the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.

The use of options also involves  the  risk  of  imperfect  correlation  between movements  in  option  prices  and  movements  in  the  value  of the underlying securities.

The  effective  use of options also depends on the Fund's ability  to  terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take  an  option  position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transaction at any particular time or at an acceptable price.

The Fund generally expects that its  options  transactions  will be conducted on recognized exchanges. In certain instances, however, the Fund  may  purchase and sell options in the OTC markets. The Fund's ability to terminate options  in the
OTC  market  may  be  more limited than for exchange-traded options and may also involve the risk that securities  dealers  participating  in  such  transactions would  be unable to meet their obligations to the Fund. The Fund will,  however,
engage  in   OTC  market  transactions  only  when  appropriate  exchange-traded transactions are  unavailable  and  when,  in  the  opinion  of the Advisor, the pricing  mechanism  and  liquidity  of  the OTC market is satisfactory  and  the
participants  are  responsible  parties  likely   to   meet   their  contractual
obligations.

If  a secondary trading market in options were to become unavailable,  the  Fund could  no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options.  A  market  may  discontinue  trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events--such  as volume in excess of trading  or  clearing  capability--were  to interrupt its normal operations.

A market may at  times  find  it  necessary to impose restrictions on particular types of options transactions, such  as opening transactions. For example, if an underlying security ceases to meet qualifications  imposed  by the market or the
Options  Clearing  Corporation, new series of options on that security  will  no longer  be opened to  replace  expiring  series,  and  opening  transactions  in existing  series  may  be  prohibited.  If  an  options  market  were  to become unavailable, the Fund as a holder of an option would be able to realize  profits or  limit  losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration.

Disruptions  in  the  markets for the securities underlying options purchased or sold  by  the Fund could  result  in  losses  on  the  options.  If  trading  is interrupted  in  an underlying security, the trading of options on that security is normally halted  as  well. As a result, the Fund as purchaser or writer of an option will be unable to  close out its positions until options trading resumes, and it may be faced with considerable  losses if trading in the security reopens
at  a  substantially  different  price.  In  addition,   the   Options  Clearing
Corporation  or  other  options markets may impose exercise restrictions.  If  a prohibition on exercise is  imposed  at  the time when trading in the option has also been halted, the Fund as a purchaser  or writer of an option will be locked into its position until one of the two restrictions  has  been  lifted.  If  the
Options  Clearing  Corporation were to determine that the available supply of an underlying security  appears  insufficient  to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options by holders who would be unable to deliver the underlying interest.  The  Fund,  as holder of such a put option,  could  lose  its  entire investment  if  the prohibition  remained  in  effect  until  the  put  option's expiration and the  Fund was unable either to acquire the underlying security or to sell the put option in the market.

Special risks are presented  by  internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in  different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premium may not reflect  the  current  prices of the underlying interest in the United States.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There  is no assurance that a liquid secondary market on an exchange will exist for any particular  option  or at  any  particular  time.  If  no  secondary  market were to exist, it would be impossible to enter into a closing transaction to  close out an option position.
As a result, the Fund may be forced to continue to hold,  or  to  purchase  at a fixed  price,  a  security  on  which  it  has sold an option at a time when the
Advisor believes it is inadvisable to do so.

Higher  than anticipated trading activity or  order  flow  or  other  unforeseen events might  cause the Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Fund's use of options. The exchanges  have  established  limitations  on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Trust  and other clients of  the  Advisor  may  be  considered  such  a group. These position limits  may restrict  the  Trust's  ability  to  purchase  or  sell  options  on  particular securities. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it  may  be more difficult to close out unlisted options  than  listed  options.
Furthermore,  unlisted  options  are  not  subject  to  the  protection afforded purchasers of listed options by the Options Clearing Corporation.

PREFERRED STOCK

Preferred  stock  is  a  type of equity security which represents  an  ownership interest in a corporation  and  the  right  to  a  portion  of the assets of the corporation in the event of a liquidation. This right, however,  is  subordinate to  that  of any creditors, including holders of debt issued by the corporation.
Owners of preferred stock ordinarily do not have voting rights, but are entitled to dividends at a specified rate.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

REITs are pooled  investment vehicles which invest primarily in income producing real estate or real  estate  related  loans  or  interest.  REITs  are generally classified  as  equity  REITs,  mortgage  REITs  or a combination of equity  and mortgage REITs. Equity REITs invest the majority of  their  assets  directly  in real  property  and derive income primarily from the collection of rents. Equity
REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs  invest  the  majority  of  their  assets  in  real estate mortgages and derive income from the collection of interest payments.  The  real property  and  mortgages  serving as investment vehicles for REITs may be either residential or commercial in  nature  and  may  include  healthcare  facilities.
Similar  to  investment companies, REITs are not taxed on income distributed  to shareholders provided  they  comply  with several requirements of the Code. Such tax requirements limit a REITs' ability  to respond to changes in the commercial real estate market.

Investments in REITs are subject to the same risks as direct investments in real estate. Real estate values rise and fall in  response to many factors, including local,  regional  and  national  economic  conditions,  the  demand  for  rental property,  and interest rates. In addition, REITs  may  have  limited  financial resources, may  trade  less  frequently  and  in  limited volume and may be more volatile than other securities.

REPURCHASE AGREEMENTS

Repurchase  agreements are agreements through which  banks,  broker-dealers  and other financial  institutions approved by the Trustees, sell securities (usually
U.S. Government securities) to the Fund and agree to repurchase those securities at a specified price  and  time  (usually  not  more  than  seven  days from the original sale). The seller's obligation to pay the repurchase price  is  secured by the securities to be repurchased. These securities are required to be held by the  Fund,  its  custodian  or  a third-party custodian. In order to protect the
Fund's interest, collateral securities must have a value of at least 100% of the resale price at all times. (The seller must provide additional collateral in the event that this condition is not  met).  In  general,  the  Advisor will require collateral securities to have a value of at least 102% of the  resale  price  at the time the repurchase agreement is made. The collateral is marked to market on a daily basis, thus enabling the Advisor to determine when to request additional collateral from the seller.

If a seller defaults on its repurchase obligation, the Fund could realize a loss on  the sale of the underlying securities to the extent that the proceeds of the sale  (including  accrued interest) are less than the resale price. In addition, even though the U.S.  Bankruptcy  Code  provides  protection  to the Fund if the seller becomes bankrupt or insolvent, the Fund may suffer losses in such event.

RESTRICTED AND ILLIQUID SECURITIES

Restricted  securities  are  any securities which are subject to restriction  on resale  under federal securities  law,  including  commercial  paper  issued  in reliance  on  the  exemption  from  registration afforded by Section 4(2) of the
Securities Act of 1933. Illiquid securities  are  any securities for which there is a limited trading market and may, therefore, be  difficult  to sell at market value. Because restricted and illiquid securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and  may result in a loss to the Fund.

Section 4(2) commercial paper is generally sold to institutional investors, such as  mutual  funds,  who agree that they are purchasing the paper for  investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt  transaction.  Section  4(2)  commercial  paper is normally resold  to other institutional investors through or with the assistance  of  the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing  liquidity. The Trust believes that Section 4(2) commercial paper and possibly certain  other  restricted  securities  which meet the criteria for liquidity  established by the Trustees are quite liquid.  The  Trust  may  treat these securities  as  liquid  and  not  subject  to  the  investment  limitation applicable  to illiquid securities. In addition, because Section 4(2) commercial paper is liquid,  the  Trust intends not to subject such paper to any limitation applicable to restricted securities.

REVERSE REPURCHASE AGREEMENTS

The Fund may borrow funds  for  temporary  purposes  by  entering  into  reverse repurchase  agreements,  provided  such  action  is  consistent  with the Fund's investment objective and fundamental investment restrictions; as a matter of non fundamental  policy,  each Fund intends to limit total borrowings under  reverse repurchase agreements to  no  more  than  10%  of the value of its total assets.
Pursuant  to  a  reverse  repurchase agreement, the  Fund  will  sell  portfolio securities to financial institutions  such  as  banks  or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. The
Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions  to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government  securities or other liquid,  high-quality  debt  securities  consistent  with the Fund's  investment objective  having  a  value  equal  to 100% of the repurchase  price  (including accrued interest), and will subsequently  monitor  the account to ensure that an equivalent value is maintained. Reverse repurchase agreements  involve  the risk that  the market value of the securities sold by the Fund may decline below  the price at  which  the  Fund  is  obligated  to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940
Act.

SECURITIES LENDING

In  order  to  generate  additional income, the  Fund  may  lend  its  portfolio securities on a short-term  basis to certain brokers, dealers or other financial
institutions  selected  by  the   Advisor  and  approved  by  the  Trustees.  In
determining  whether  to  lend  to  a particular  broker,  dealer  or  financial institution, the Advisor will consider  all  relevant  facts  and circumstances, including the size, creditworthiness and reputation of the borrower.

The Fund may lend portfolio securities in an amount representing  up  to 33 1/3%
of the value of its total assets and the loan must be collateralized by  cash or
U.S. Government obligations.  It is the Fund's policy to maintain collateral  in an  amount  equal  to  at  least  100% of the current market value of the loaned securities.

While portfolio securities are on loan,  the  borrower  will  pay to the lending
Fund any dividends or interest received on the securities. In addition, the Fund retains  all  or  a  portion  of  the  interest  received on investment  of  the collateral  or  receives  a fee from the borrower. Although  voting  rights,  or rights to consent, with respect  to  the loaned securities pass to the borrower, the lending Fund retains the right to  call  the loans at any time on reasonable notice, and it will do so to enable the Fund to  exercise  voting  rights on any matters materially affecting the investment. The Fund may also call  such  loans in order to sell the securities.

One  of  the  risks in lending portfolio securities, as with other extensions of credit, is the  possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. There is also the risk  that,  when lending  portfolio  securities,  the  securities  may  not  be available to the  Fund  on  a timely basis and the Fund may, therefore, lose the opportunity to sell the securities  at  a  desirable  price. In addition, in the event  that  a  borrower  of  securities  would  file for bankruptcy  or  become insolvent, disposition of the securities may be delayed pending court action.

SECURITIES OF OTHER INVESTMENT COMPANIES

The Funds may invest in securities of other investment  companies, including the securities of affiliated money market funds, as an efficient  means  of carrying out  their  investment  policies  and  managing their uninvested cash. The  Real
Strategies Fund may invest in index based  ETFs  that  relate to real estate- or commodities-related business sectors.

The shares of most index-based securities, including ETFs, are listed and traded on stock exchanges at market prices, although some shares  may  be redeemable at
NAV for cash or securities.  Index-based securities may be purchased in order to achieve exposure to a specific region, country or market sector,  or  for  other reasons  consistent  with  the  Fund's investment strategy.  As with traditional mutual funds, index-based securities  charge  asset-backed  fees, although these fees tend to be relatively low.  Index-based securities generally  do not charge initial  sales  charges  or  redemption  fees  and  investors pay only customary brokerage fees to buy and sell index-based securities.

SMALL CAP/SPECIAL EQUITY SITUATION SECURITIES

The  Fund  may  invest in the securities of small capitalization  companies  and companies in special equity situations. Companies are considered to have a small market capitalization  if  their  capitalization  is  within  the range of those companies  in  the  S&P  Small  Cap  600 Index. Companies are considered  to  be experiencing special equity situations  if  they  are  experiencing  unusual and possibly  non-repetitive developments, such as mergers; acquisitions; spin-offs;
liquidations; reorganizations; and new products, technology or management. These companies may  offer greater opportunities for capital appreciation than larger, more established companies, but investment in such companies may involve certain special risks. These  risks  may  be  due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth in management. The securities  of  such companies are often traded in the over-the-counter market and may not be traded  in  volumes  typical  on a national securities exchange. Thus, the securities of such companies may be less liquid,  and  subject to more abrupt or erratic market movements than securities of larger, more established growth companies. Since a "special equity situation"
may  involve  a significant  change  from  a  company's  past  experiences,  the uncertainties in  the  appraisal  of  the  future  value of the company's equity securities  and  the  risk  of a possible decline in the  value  of  the  Fund's investments are significant.

U.S. GOVERNMENT SECURITIES

U.S. Government securities are  securities  that are either issued or guaranteed as to payment of principal and interest by the  U.S. Government, its agencies or instrumentalities. U.S. Government securities are limited to: direct obligations of the U.S. Treasury, such as U.S. Treasury bills,  notes,  bonds,  and discount notes  of  U.S.  Government  agencies  or  instrumentalities,  including certain mortgage securities.

Some  obligations issued or guaranteed by agencies or instrumentalities  of  the
U.S. Government,  such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury.

Other such obligations  are  only  supported by: the issuer's right to borrow an amount  limited  to  a specific line of  credit  from  the  U.S.  Treasury;  the discretionary authority  of  the U.S. Government to purchase certain obligations of an agency or instrumentality; or the credit of the agency or instrumentality.

Agency  securities  are issued or  guaranteed  by  a  federal  agency  or  other government sponsored  entity  ("GSE")  acting  under federal authority. Some GSE securities are supported by the full faith and credit of the U.S. Government and some GSE securities are not. GSE securities backed  by the full faith and credit of  the  U.S. Government include the Government National  Mortgage  Association,
Small  Business   Administration,   Farm   Credit  System  Financial  Assistance
Corporation,  Farmer's  Home  Administration, Federal  Financing  Bank,  General
Services Administration, Department  of  Housing  and Urban Development, Export-
Import   Bank,   Overseas   Private  Investment  Corporation,   and   Washington
Metropolitan Area Transit Authority Bonds.

GSE securities not backed by  the  full  faith and credit of the U.S. Government but  that receive support through federal subsidies,  loans  or  other  benefits
include   the  Federal  Home  Loan  Bank  System,  Federal  Home  Loan  Mortgage
Corporation,   Federal  National  Mortgage  Association,  and  Tennessee  Valley
Authority in support of such obligations.

Other GSE securities  are  not  backed  by the full faith and credit of the U.S.
Government and have no explicit financial  support,  including  the  Farm Credit
System, Financing Corporation, and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as
Treasury securities.
The  Fund treats mortgage-backed securities guaranteed by a GSE as if issued  or guaranteed  by  a  federal  agency.  Although  such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

WARRANTS

Warrants are basically options to purchase common  stock  at  a  specific  price
(usually  at  a  premium  above the market value of the optioned common stock at issuance) valid for a specific  period of time. Warrants may have a life ranging from  less  than a year to twenty years  or  may  be  perpetual.  However,  most warrants have  expiration  dates after which they are worthless. In addition, if the market price of the common  stock  does  not  exceed  the warrant's exercise price  during  the  life of the warrant, the warrant will expire  as  worthless.
Warrants have no voting  rights,  pay  no  dividends,  and  have  no rights with respect  to the assets of the corporation issuing them. The percentage  increase or decrease  in  the market price of the warrant may tend to be greater than the percentage increase  or  decrease  in  the  market  price of the optioned common stock.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

When-issued and delayed delivery transactions are arrangements through which the
Fund purchases securities with payment and delivery scheduled for a future time.
No fees or other expenses, other than normal transaction  costs,  are  incurred.
However, liquid assets of the purchasing Fund sufficient to make payment for the securities are segregated on the Fund's records at the trade date. These  assets are  then  marked  to market daily and maintained until the transaction has been settled. A seller's failure to complete a transaction may cause the Fund to miss a desired price or yield.  In  addition, because of delayed settlement, the Fund may pay more than market value on the settlement date. The Advisor may choose to dispose of a commitment prior to settlement.

The Fund may invest up to 25% of their total assets in securities purchased on a when-issued or delayed delivery  basis.  However,  the  Fund  does not intend to engage in when-issued and delayed delivery transactions to an extent  that would cause the segregation of more than 20% of the total value of its assets.

ZERO-COUPON SECURITIES

Zero-coupon  securities  are  debt obligations which are generally issued  at  a discount and payable in full at  maturity,  and which do not provide for current payments of interest prior to maturity. Zero-coupon  securities usually trade at a deep discount from their face or par value and are subject  to  greater market value  fluctuations  from  changing  interest  rates  than  debt obligations  of comparable maturities which make current distributions of interest. As a result, the NAV of shares of the Fund investing in zero-coupon securities  may fluctuate over  a  greater  range  than  shares  of other other mutual funds investing  in
securities  making  current  distributions   of   interest  and  having  similar
maturities.

Zero-coupon securities may include U.S. Treasury bills  issued  directly  by the
U.S.  Treasury  or  other  short-term debt obligations, and longer-term bonds or notes and their unmatured interest  coupons  which  have been separated by their holder, typically a custodian bank or investment brokerage  firm.  A  number  of securities  firms  and  banks  have  stripped  the  interest  coupons  from  the underlying  principal (the "corpus") of U.S. Treasury securities and resold them in custodial  receipt programs with a number of different names, including TIGRS and CATS. The underlying  U.S.  Treasury  bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities
(i.e.,  unregistered securities which are owned  ostensibly  by  the  bearer  or holder thereof), in trust on behalf of the owners thereof.

In addition,  the  U.S.  Treasury  has  facilitated  transfers  of  ownership of zero-coupon securities by accounting separately for the beneficial ownership  of particular  interest  coupons  and  corpus  payments on U.S. Treasury securities through  the  Federal  Reserve  book-entry record-keeping  system.  The  Federal
Reserve program, as established by  the  U.S.  Treasury  Department, is known as
"STRIPS"   or  "Separate  Trading  of  Registered  Interest  and  Principal   of
Securities."  Under  the  STRIPS  program,  the  Fund  will  be able to have its beneficial  ownership of U.S. Treasury zero-coupon securities recorded  directly in the book-entry  record-keeping  system in lieu of having to hold certificates or other evidence of ownership of the  underlying U.S. Treasury securities. When debt obligations have been stripped of their  unmatured  interest coupons by the holder,  the stripped coupons are sold separately. The principal  or  corpus  is sold at a  deep  discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons maybe sold separately. Typically,  the  coupons  are  sold  separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of  stripped  obligations  acquire,  in  effect, discount obligations  that  are economically identical to the zero-coupon  securities  issued  directly  by  the obligor.

                                INVESTMENT RISKS

There  are  many factors which may affect an investment in the Fund.  The Fund's principal risks  are  described  in its Prospectus.  Additional risk factors are outlined below.

RISKS OF ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS

Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Funds' Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.  Foreign companies may not provide information as frequently or to as great an extent as companies in the United
States.  Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press.  In addition, foreign companies may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies.  These factors may prevent the Fund and its Advisor from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information concerning companies in the United States.

CALL RISK

Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

CREDIT (OR DEFAULT) RISK

Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.
Many fixed income securities receive credit ratings from services such as S&P and Moody's. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Advisor's credit assessment.
Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate.  The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread)
measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread generally will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the
Fund will fail to meet its obligations.  This  could  cause the Fund to lose the benefit  of  the transaction or prevent the Fund from selling  or  buying  other securities to implement its investment strategy.

CURRENCY RISK

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of its Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United
States.

DERIVATIVE CONTRACTS RISK

The use of derivative  contracts  involves  risks  different  from,  or possibly greater  than,  the  risks associated with investing directly in securities  and
other traditional investments.   First,  changes  in the value of the derivative
contracts in which the Fund invests may not be correlated  with  changes  in the value  of  the  underlying  asset  or  if  they  are correlated, may move in the opposite direction than originally anticipated. Second,  while  some  strategies involving  derivatives  may  reduce  the  risk  of  loss,  they  may also reduce potential  gains  or,  in  some cases, result in losses by offsetting  favorable
price movements in portfolio  holdings.   Third, there is a risk that derivative
contracts may be mispriced or improperly valued  and,  as a result, the Fund may
need  to make increased cash payments to the counterparty.   Fourth,  derivative
contracts  may cause the Fund to realize increased ordinary income or short-term capital gains  (which  are  treated  as  ordinary  income for Federal income tax purposes) and, as a result, may increase taxable distributions  to shareholders.
Fifth,  a common provision in OTC derivative contracts permits the  counterparty to terminate  any  such  contract  between  it and the Fund, if the value of the
Fund's  total net assets declines below a specified  level  over  a  given  time period. Factors  that  may  contribute  to such a decline (which usually must be
substantial)  include  significant  shareholder   redemptions  and/or  a  marked
decrease in the market value of the Fund's investments.  Any such termination of the Fund's OTC derivative contracts may adversely affect the  Fund (for example, by  increasing  losses  and/or  costs,  and/or  preventing  the Fund from  fully implementing its investment strategies). Finally, derivative  contracts may also involve  other  risks  described  in  this  SAI, such as market, interest  rate, credit, currency, liquidity and leverage risks.

EQUITY RISK

Equity risk is the risk that stock prices will  fall  quickly  and  dramatically over  short  or extended periods of time. Stock markets tend to move in  cycles, with periods of  rising  prices  and  period  of falling prices. Often, dramatic movements  in  prices  occur in response to reports  of  a  company's  earnings, economic statistics or other factors which affect an issuer's profitability.

To the extent that the Fund  invests in smaller capitalization stocks, it may be subject to greater risks than  those  associated with investment in larger, more established companies. Small companies  tend  to  have  limited  product  lines, markets  or  financial  resources,  and  may  be dependent on a small management group.  Small  company stocks may be subject to more  abrupt  or  erratic  price movements, for reasons  such  as  lower  trading volumes, greater sensitivity to changing conditions and less certain growth  prospects.  Additionally, there are fewer market makers for these stocks and wider spreads between  quoted  bid  and asked  prices  in the over-the-counter market for these stocks. Small cap stocks also tend to be  subject  to greater liquidity risk, particularly during periods of market disruption, and there  is  often  less  publicly available information concerning these securities.

EXTENSION RISK

Extension  risk  is  the  possibility  that  rising  interest  rates  may  cause prepayments to occur at a slower than expected rate. This  particular  risk  may effectively  change  a security which was considered short- or intermediate-term at  the  time  of purchase  into  a  long-term  security.  Long-term  securities generally fluctuate  more  widely  in response to changes in interest rates than short- or intermediate-term securities.

FOREIGN CUSTODIAL SERVICES AND RELATED INVESTMENT COSTS

Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United
States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, particularly emerging markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss or theft of its assets.

FOREIGN INVESTMENT RISK

Compared  with investing in the United  States,  investing  in  foreign  markets involves a  greater  degree  and  variety of risk. Investors in international or foreign  markets may face delayed settlements,  currency  controls  and  adverse economic developments  as well as higher overall transaction costs. In addition, fluctuations in the U.S.  dollar's  value  versus  other currencies may erode or reverse  gains  from  investments  denominated in foreign  currencies  or  widen losses. Foreign governments may expropriate  assets,  impose capital or currency controls,  impose punitive taxes, impose limits on ownership  or  nationalize  a company or industry. Any of these actions could have a severe effect on security prices and impair  the fund's ability to bring its capital or income back to the
U.S. Exchange rate fluctuations  also  may  impair  an issuer's ability to repay
U.S.  dollar  denominated debt, thereby increasing credit  risk  of  such  debt.
Finally, the value  of  foreign  securities  may be affected by incomplete, less frequent  or  inaccurate  financial  information  about  their  issuers,  social upheavals  or political actions ranging from tax code  changes  to  governmental collapse. Foreign  companies  may also receive less coverage than U.S. companies by market analysts and the financial  press.  In addition, foreign countries may
lack  uniform  accounting,  auditing  and  financial   reporting   standards  or
regulatory requirements comparable to those applicable to U.S. companies.  These risks are greater in emerging markets.

INDEX-BASED SECURITIES RISK

An  investment  in  index-based  securities generally presents the same  primary risks as an investment in a conventional  fund  (i.e., one that is not exchange-
traded) that has the same investment objectives,  strategies, and policies.  The price of index-based securities can fluctuate up or  down,  and  the  Fund could lose  money  investing in index-based securities if the prices of the securities owned by the index-based  security go down.  In addition, index-based securities that are exchange-traded may be subject to the following risks that do not apply to conventional funds: (i)  the market price of an index-based security's shares may trade above or below their  net  asset  value; (ii) an active trading market for an index-based security's shares may not  develop or be maintained; or (iii)
trading  of  an  index-based security's shares may  be  halted  if  the  listing exchange's officials  deem such action appropriate, the shares are delisted from the exchange, or the activation  of  market-wide  "circuit-breakers"  (which are tied to large decreases in stock prices) halts stock trading generally.

INTEREST RATE RISK

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.  However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.
Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

INVESTMENT STYLE RISK

The risk that the particular type of investment on which the Fund focuses  (such as  small-cap  value  stocks  or large-cap growth stocks) may underperform other asset classes or the overall market.  Individual  market  segments  tend  to  go through  cycles  of  performing  better or worse than other types of securities.
These periods may last as long as  several  years.  Additionally,  a  particular market  segment  could  fall out of favor with investors, causing the Fund  that focuses on that market segment  to  underperform those that favor other kinds of securities.

LEVERAGE RISK

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

LIQUIDITY RISK

Liquidity risk refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract  when  it wants to. If this happens, the Fund will be required to continue to hold the security  or keep the position open, and the Fund could incur losses. OTC derivative contracts  generally carry greater liquidity risk than exchange-traded contracts.

MARKET RISK

Market  risk  is  the  risk that the value of a security will move up  or  down, sometimes  rapidly  and  unpredictably.  These  fluctuations,  which  are  often referred to as "volatility,"  may  cause a security to be worth less than it was worth at an earlier time. Market risk  may  affect  a single issuer, industry or sector of the economy or the market as a whole. Market  risk  is  common to most investments,  including  stocks and bonds, and the mutual funds that  invest  in them. Bonds and other fixed income securities generally involve less market risk than stocks. The risks of  investing  in  bonds, however, can vary significantly depending upon factors such as issuer and maturity.  The bonds of some companies may be riskier than the stocks of others.

PREPAYMENT RISK

Many types of fixed income securities are subject to prepayment risk, including mortgage-backed securities. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. This is more likely to occur when interest rates fall. The prepayment of principal can adversely affect the return of the Fund since it may have to reinvest the proceeds in securities that pay a lower interest rate.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield.  The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread).  An increase in the spread will cause the price of the mortgage-backed security to decline.  Spreads generally increase in response to adverse economic or market conditions.  Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

REAL ESTATE/REIT RISK

The Fund's investments in REITs are subject to the same risks as direct investments in real estate.  The real estate industry is particularly sensitive to economic downturns. The value of REITs and other real estate-related investments is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer's management skills. In the event of a default by an underlying tenant or borrower, a REIT could experience delays in enforcing its rights as a lessor or mortgagee any made incur substantial costs associated with protecting its investments. In addition, the value of a REIT can depend on the structure of and cash flow generated by the
REIT. Also, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

SECURITY-SPECIFIC RISK

Security-specific risk is the risk that the value of a  particular  security may or may not move in the same direction as the market as a whole.

                            INVESTMENT RESTRICTIONS

The  following  investment  restrictions are fundamental and may not be  changed without a vote of a majority of the outstanding Shares of the Fund.

The Fund:

      (1)  May purchase securities  of  any issuer only when consistent with the maintenance of its status as a  diversified  company  under  the 1940
           Act,  or the rules or regulations thereunder, as such statute,  rules or regulations may be amended from time to time.

      (2)  May not  concentrate investments in a particular industry or group of industries  as  concentration  is  defined under the 1940 Act, or the
           rules  or  regulations  thereunder,  as   such   statute,   rules  or
           regulations may be amended from time to time.

      (3)  May issue senior securities to the extent permitted by the 1940  Act, or  the  rules  or  regulations thereunder, as such statute, rules or regulations may be amended from time to time.

      (4)  May lend or borrow money  to the extent permitted by the 1940 Act, or the  rules  or regulations thereunder,  as  such  statute,  rules  or regulations may be amended from time to time.

      (5)  May purchase  or  sell  commodities,  commodities  contracts, futures contracts, or real estate to the extent permitted by the 1940 Act, or the  rules  or  regulations  thereunder,  as such statute,  rules  or regulations may be amended from time to time.

      (6)  May underwrite securities to the extent permitted by the 1940 Act, or the  rules  or  regulations  thereunder, as such  statute,  rules  or regulations may be amended from time to time.

      (7)  May pledge, mortgage or hypothecate  any  of its assets to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

      (8)  May  not  change  its  diversification  status  without   shareholder
           approval as required by the 1940 Act.

The  fundamental  limitations  have been adopted to avoid wherever possible  the necessity of shareholder meetings  otherwise  required  by  the  1940  Act. This recognizes  the  need  to  react quickly to changes in the law or new investment opportunities in the securities  markets  and  the  cost  and  time  involved in
obtaining   shareholder  approvals  for  diversely  held  investment  companies.
However, the  Fund also has adopted nonfundamental limitations, set forth below, which  in  some  instances  may  be  more  restrictive  than  their  fundamental limitations. Any changes  in  the  Fund's  nonfundamental  limitations  will  be communicated to the Fund's shareholders prior to effectiveness.

The  Fund  may  indirectly  invest  more  than 25% of its assets in one industry
indirectly  through  investments  in  index-based   securities   which   do  not
concentrate in the industry.

1940  Act  Restrictions.  Under  the  1940  Act,  and the rules, regulations and interpretations thereunder, a "diversified company,"  as  to  75%  of its totals assets, may not purchase securities of any issuer (other than obligations of, or guaranteed  by,  the U.S. Government, its agencies or its instrumentalities  and securities of other  investment  companies) if, as a result, more than 5% of the value of its total assets would be  invested in the securities of such issuer or more than 10% of the issuer's voting  securities  would  be  held  by  the fund.
"Concentration" is generally interpreted under the 1940 Act to be investing more than  25%  of  net  assets  in  an industry or group of industries. The 1940 Act limits the ability of investment  companies  to  borrow  and  lend  money and to underwrite  securities.  The 1940 Act currently prohibits an open-end fund  from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances.

Additionally, the 1940 Act limits the Fund's ability to borrow money prohibiting the Fund from issuing senior  securities,  except  the  Fund may borrow from any bank  provided  that  immediately  after any such borrowing there  is  an  asset coverage of at least 300% for all borrowings  by  the Fund and provided further, that in the event that such asset coverage shall at  any  time  fall below 300%, the Fund shall, within three days thereafter or such longer period  as  the  SEC may  prescribe  by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

THE FOLLOWING ARE NON-FUNDAMENTAL LIMITATIONS OF THE FUND:

      (1)  The Fund  will  not  invest  more  than 15% of net assets in illiquid securities.

      (2)  The following non-fundamental policies  of  the  Fund provide that in applying the concentration restriction: (a) utility companies will be
           divided   according  to  their  services  (for  example,   gas,   gas
           transmission,  electric  and  telephone  will  each  be  considered a
           separate   industry);   (b)   financial  service  companies  will  be
           classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry), and (c) asset-backed securities will be  classified  according  to the  underlying  assets  securing  such securities. Also, to conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments  from  industry concentration limits as  long  as  the  policy  of the SEC remains  in  effect.  Moreover,
           investments  in  bank  instruments,   and   investments   in  certain
           industrial  development  bonds  funded  by  activities  in  a  single industry,  will  be  deemed  to constitute investment in an industry, except when held for temporary  defensive purposes. The investment of more than 25% of the value of the  Fund's  total  assets  in  any one industry will constitute "concentration."

STATE INSURANCE REGULATIONS
The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by participating insurance companies.
The contracts will seek to be offered in as many jurisdictions as possible.
Certain states have regulations concerning, among other things, the concentration of investments, sales and purchases of futures contracts, and short sales of securities. If applicable, the Fund may be limited in its ability to engage in such investments and to manages its portfolio with desired flexibility. The Fund will operate in material compliance with the applicable insurance laws and regulations of each jurisdiction in which contracts will be offered by the insurance companies which invest in the Fund.

Voting  Information.  As  used  in  this  SAI,  a  "vote  of  a  majority of the outstanding Shares" of the Trust or Fund or a particular Class of  Shares of the
Trust or Fund means the affirmative vote of the lesser of (a) more than  50%  of the  outstanding  Shares  of the Trust or such Fund or such Class, or (b) 67% or more of the Shares of the Trust  or such Fund or such Class present at a meeting at which the holders of more than  50% of the outstanding Shares of the Trust or such Fund or such Class are represented in person or by proxy.

                                   VALUATION

NAV is calculated as of the close of the NYSE every Monday through Friday except
(i) days on which there are not sufficient  changes  in  the value of the Fund's portfolio securities that its NAV might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; (iii) the following holidays: New Year's Day, Martin  Luther King, Jr.
Day,  President's Day, Good Friday, Memorial Day, Independence Day,  Labor  Day,
Thanksgiving Day, and Christmas Day.

The price at which the Fund will offer or redeem Shares is the NAV per Share next determined after the order is considered received. The Trust calculates NAV for the Fund by valuing securities held based on market value.

Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide current market value of securities. Those security pricing services value equity securities (including foreign equity securities)
traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ
Official Closing Price. If there is no reported sale on the principal exchange and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Foreign securities are subject to modification based on significant events. Except as noted above, debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, including zero-coupon securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the NYSE (generally 4:00 p.m., Eastern Time)
on the day the value of the foreign security is determined. Option contracts are generally valued at the mean of the bid and asked price as reported on the highest-volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at
NAV. In certain limited circumstances such as when a security's closing price versus the prior day's closing price exceeds a defined variance tolerance, or when a security's closing price is unchanged as compared to the prior day's closing price, a financial intermediary's good faith determination of the fair value of a security or option may be used instead of its current market value, even if the security's market price is readily available. In cases where market prices for portfolio securities are not readily available, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to
Trust procedures, the fair value of portfolio securities held by the Fund.

                 WHO MANAGES AND PROVIDES SERVICES TO THE FUND

The following  tables  give  information  about Independent Trustees, Interested
Trustees  and  the  senior officers of the Trust.   Each  Trustee  oversees  all
portfolios of the Trust  and serves for an indefinite term (subject to mandatory retirement provisions).  Information  about  each  Trustee is provided below and includes each person's: name, address, age (as of the  date  of  the Fund's most recent  fiscal  year  end),  present position(s) held with the Trust,  principal occupations for the past five years and total compensation received as a Trustee
for its most recent fiscal year.   Please note that the information consolidates
and includes historical information  from their service as Trustee or Officer of the Original Trusts.  Unless otherwise  noted,  the  business  address  of  each person  listed  below  is  c/o  The  Huntington  Funds,  5800  Corporate  Drive,
Pittsburgh,  Pa.  Unless  otherwise noted, each officer is elected annually. The
Huntington Funds consists of  31  portfolios. Each Trustee serves as Trustee for all portfolios of The Huntington Funds.

As of August 24, 2007, the Trustees  and  officers as a group owned less than 1%
of Shares of the Trust.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION

                                                                                                         AGGREGATE     TOTAL
NAME                                                                                                     COMPENSATION  COMPENSATION
AGE                                                                                                      FROM FUND     FROM TRUST
POSITIONS HELD WITH          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, PREVIOUS POSITION(S) AND    (PAST FISCAL  (PAST
TRUST LENGTH OF TIME         OTHER DIRECTORSHIPS HELD                                                    YEAR)+        CALENDAR
SERVED                                                                                                                 YEAR)

THOMAS J. WESTERFIELD        PRINCIPAL OCCUPATION: Since August 2005, of Counsel, Dinsmore & Shohl LLP   N/A           $34,000
{dagger}                     (law firm).
Age: 51
TRUSTEE                      PREVIOUS POSITION: From 1993 to 2005, of Counsel, Cors & Bassett LLC (law
Began serving: January       firm).
2001
                             OTHER DIRECTORSHIPS HELD:  None

{dagger} Thomas J. Westerfield has been deemed  an Interested Trustee due to the position he holds with Dinsmore & Shohl LLP, which  may  be  retained to provide legal services to Huntington.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

NAME             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, PREVIOUS POSITION(S) AND OTHER        AGGREGATE        TOTAL
AGE              DIRECTORSHIPS HELD                                                                    COMPENSATION     COMPENSATION
POSITIONS                                                                                              FROM FUND        FROM TRUST
HELD WITH                                                                                              (PAST FISCAL     (PAST
TRUST                                                                                                  YEAR)+           CALENDAR
DATE SERVICE                                                                                                            YEAR)
BEGAN
DAVID S.         PRINCIPAL OCCUPATION: Since 1965, Chairman of the Board, Schoedinger Funeral          N/A              $38,250
SCHOEDINGER*     Service.  Since 1987, CEO, Schoedinger Financial Services, Inc.
Age: 64          PREVIOUS POSITION: From 1992 to 1993, President, Board of Directors of National
CHAIRMAN OF      Selected Morticians (national trade association for morticians).
THE BOARD        OTHER DIRECTORSHIPS HELD:  None
AND TRUSTEE
Began
serving:
June 1999

JOHN M.          PRINCIPAL OCCUPATIONS: Retired                                                        N/A              $31,500
SHARY**
Age: 76          PREVIOUS POSITIONS:  Member, Business Advisory Board, HIE-HEALTHCARE.COM
TRUSTEE          (formerly Hublink, Inc.) (1993-1997)(database integration software); Member,
Began            Business Advisory Board, Mind Leaders, Inc. (formerly DPEC - Data Processing
serving:         Education Corp.) (1993-1996) (data processing education); Member, Business
June 1999        Advisory Board, Miratel Corporation (1993-1995)(research and development firm for
                 CADCAM); Chief Financial Officer of OCLC Online Computer Library Center, Inc.
                 (1978-1993); Member, Board of Directors, Applied Information Technology Research
                 Center (1987-1990); Member, Board of Directors, AIT (1987-1990) (technology).

                 OTHER DIRECTORSHIPS HELD:  None

WILLIAM R.       PRINCIPAL OCCUPATIONS: Retired.                                                       N/A              $33,750
WISE**
Age: 75          PREVIOUS POSITIONS: Corporate Director of Financial Services and Treasurer,
TRUSTEE          Children's Hospital, Columbus, Ohio; Associate Executive Director and Treasurer,
Began            Children's Hospital, Columbus, Ohio (1985-1989).
serving:
June 1999        OTHER DIRECTORSHIPS HELD:  None

TADD C.          PRINCIPAL OCCUPATION:  Retired                                                        N/A              $17,750
SEITZ
Age:  65         PREVIOUS POSITIONS:  Chairman and Chief Executive Officer, The Scotts Company
TRUSTEE          (June 1983 - March 1995); Interim Chief Executive Officer (February 1996 - July
Began            1996).
serving:
July 2006        OTHER DIRECTORSHIPS HELD:  None

MARK D.          PRINCIPAL OCCUPATIONS:  Chief Executive Officer and President, BestTransport.com,     N/A              $19,250
SHARY***         Inc. (2003 to present).
Age: 47
TRUSTEE          PREVIOUS POSITION:  President, Bostech Corporation (2000 - 2002).
Began
serving:         OTHER DIRECTORSHIPS HELD:  None
July 2006

WILLIAM H.       PRINCIPAL OCCUPATION: Assistant Treasurer, Dana Corporation (September 2006 to        N/A              $0
ZIMMER, III      Present) (manufacturing).
Age: 53          PREVIOUS POSITIONS: Vice President and Manager, Global Treasury Management,
TRUSTEE          National City Bank (January 2004 to January 2006); Vice President, Treasury
Began            Management Operations, Provident Bank (June 2003 to January 2004); Financial
Serving:         Consultant (April 2001 to June 2003).
December         OTHER DIRECTORSHIPS HELD: None
2006

*David S. Schoedinger became Chairman of the Funds on April 30, 2003.
**      Messrs. John M. Shary and William R. Wise retired as of  April  26, 2007 pursuant to the Trust's mandatory retirement policy.
***    Family  relationship:  Mark  D. Shary is the nephew of John M. Shary,  an
Independent Trustee of the Trusts.
Carl A. Nelson served as Independent  Trustee from June 2006 to October 2006 and received $12,500.

+Because the Fund is a new portfolio of  the Trust, Trustee compensation has not yet been earned and will be reported following the Fund's next fiscal year.

OFFICERS**

NAME             PRINCIPAL OCCUPATION(S) AND PREVIOUS POSITIONS
AGE
ADDRESS
POSITIONS
HELD WITH
TRUST
DATE SERVICE
BEGAN
B. RANDOLPH      PRINCIPAL OCCUPATIONS: President and Chief Investment Officer, Huntington Asset Advisors, Inc. (February 2001 to
BATEMAN          present); Chief Investment Officer, The Huntington National Bank (October 2000 to present).
Age: 51
PRESIDENT        PREVIOUS POSITIONS: Senior Vice President, Star Bank (June 1988 to October 2000).
41 South
High Street
Columbus, OH
Began
Serving:
September
2005

CHARLES L.       PRINCIPAL OCCUPATIONS: Senior Vice President, Federated Securities Corp. (2007); Director of Mutual Fund Services,
DAVIS, JR.       Federated Services Company (2003 to present); Director of Sales Administration, Federated Securities Corp. (2006 to
Age: 46          present); President, Edgewood Services, Inc. (2004 to present); President, Southpointe Distribution Services, Inc.
CHIEF            (2005 to present).
EXECUTIVE
OFFICER          PREVIOUS POSITIONS: Managing Director, Edgewood Services, Inc. (2000 to 2003); Director of Business Development,
1001 Liberty     Federated Services Company (1998 to 1999); Business Manager, Mutual Fund Services, Federated Services Company (1993
Avenue           to 1998); Director of Investor Relations, MNC Financial, Inc. (1991 to 1993).
Pittsburgh,
PA
Began
Serving:
April 2003

DAVID R.         PRINCIPAL OCCUPATIONS: Chief Compliance Officer, and Anti-Money Laundering Officer of The Huntington Funds
CARSON           (September 2005 to present).
Age: 48
CHIEF            PREVIOUS POSITIONS: Treasurer and Assistant Treasurer of The Huntington Funds, Huntington Asset Advisors, Inc.
COMPLIANCE       (February 2002 to February 2005); Vice President and Private Financial Group Marketing Manager, The Huntington
OFFICER AND      National Bank (June 2001 to September 2005); Trust Officer, Firstar Bank (October 1982 to February 2001).
ANTI-MONEY
LAUNDERING
OFFICER
3805 Edwards
Road Suite
3805
Cincinnati,
OH
Began
Serving:
September
2005

GEORGE M.        PRINCIPAL OCCUPATIONS: Assistant Vice President, Federated Services Company; Vice President and Assistant Treasurer
POLATAS          of various funds distributed by Edgewood Services, Inc. (January 1997 to present).
Age: 44
VICE
PRESIDENT
1001 Liberty
Avenue
Pittsburgh,
PA
Began
Serving:
July 2003

CHRISTOPHER      PRINCIPAL OCCUPATIONS: Vice President - Fund Administration, Citi Fund Services Ohio, Inc. (February 1993 to
E. SABATO        present).
Age: 38
TREASURER
3435 Stelzer
Road
Columbus, OH
Began
Serving: May
2005

**Officers do not receive any compensation from the Fund.

COMMITTEES OF THE BOARD OF TRUSTEES

BOARD          COMMITTEE        COMMITTEE FUNCTIONS                                                                    MEETINGS HELD
COMMITTEE      MEMBERS                                                                                                 DURING LAST
                                                                                                                       FISCAL YEAR

Audit          David S.         The purposes of the Audit Committee are to oversee the Trust's accounting and          Two
               Schoedinger      financial reporting policies and practices; to oversee the quality and objectivity
               Tadd C.          of the Trust's financial statements and the independent audit thereof; to consider
               Seitz            the selection of independent public accountants for the Trust and the scope of the
               John M.          audit; and to act as a liaison between the Trust's independent auditors and the
               Shary*           full Board. The Audit Committee also serves as the Qualified Legal Compliance
               Mark D.          Committee.
               Shary
               (Chairman)
               William R.
               Wise*
               William H.
               Zimmer, III
BOARD          COMMITTEE        COMMITTEE FUNCTIONS                                                                    MEETINGS HELD
COMMITTEE      MEMBERS                                                                                                 DURING LAST
                                                                                                                       FISCAL YEAR
Compliance     Thomas J.        The purpose of the Compliance Committee is to oversee the Trust's compliance with      Two
               Westerfield      the legal and regulatory requirements of the Trust's operations including
               (Chairman)       compliance with securities laws and regulations.
               David S.
               Schoedinger
               Tadd C.
               Seitz
               John M.
               Shary*
               Mark D.
               Shary
               William R.
               Wise*
               William H.
               Zimmer, III
BOARD          COMMITTEE        COMMITTEE FUNCTIONS                                                                    MEETINGS HELD
COMMITTEE      MEMBERS                                                                                                 DURING LAST
                                                                                                                       FISCAL YEAR
Nominating     David S.         The purpose of the Nominating Committee is to nominate a person or persons to          Three
               Schoedinger      serve as a member of the Board of Trustees.  The Nominating Committee will
               (Chairman)       consider nominees recommended by Shareholders.  The Nominating Committee shall be
               Tadd C.          comprised of all Independent Trustees. Recommendations should be submitted to the
               Seitz            Nominating Committee in care of The Huntington Funds.
               John M.
               Shary*
               Mark D.
               Shary
               William R.
               Wise*
               William H.
               Zimmer, III
BOARD          COMMITTEE        COMMITTEE FUNCTIONS                                                                    MEETINGS HELD
COMMITTEE      MEMBERS                                                                                                 DURING LAST
                                                                                                                       FISCAL YEAR
Special        David S.         The purpose of the Special Proxy Voting Committee is to consider and determine how     None
Proxy          Schoedinger      to vote on behalf of the Trust with respect to specific votes referred by the
Voting         Tadd C.          Trust's Advisor.
               Seitz
               John M.
               Shary*
               Mark D.
               Shary
               William R.
               Wise*
               William H.
               Zimmer, III

BOARD OWNERSHIP OF SHARES IN THE VA PORTFOLIOS AND THE HUNTINGTON FUNDS AS OF
DECEMBER 31, 2006

         (1)                                  (2)                                    (2)

                       DOLLAR RANGE OF SHARES OWNED IN THE VA PORTFOLIOS DOLLAR RANGE OF SHARES OWNED
   NAME OF TRUSTEE                                                         IN THE HUNTINGTON FUNDS

David S. Schoedinger                         None                               Over $100,000
John M. Shary*                               None                             $50,000 - $100,000
Thomas J. Westerfield                        None                             $10,001 - $50,000
William R. Wise*                             None                               Over $100,000
Tadd C. Seitz                                None                                $1 - $10,001
Mark D. Shary                                None                                    None
William H. Zimmer, III                       None                                    None

* Messrs. John M. Shary and William R. Wise retired as of April 26, 2007 pursuant to the Trust's mandatory retirement policy.

INVESTMENT ADVISOR

Huntington Asset Advisors, Inc. (Advisor)  has  served  as investment advisor to the Trust since its creation on May 12, 2001 as part of a  reorganization of the investment  advisory  services of Huntington Bank. The Advisor  is  a  separate, wholly owned subsidiary of Huntington Bank.

Huntington Bank is an indirect, wholly-owned subsidiary of Huntington Bancshares
Incorporated ("HBI") and  is deemed to be controlled by HBI. With $36 billion in assets as of December 31, 2006,  HBI  is  a  major Midwest regional bank holding company. Through its subsidiaries and affiliates,  HBI  offers  a  full range of services to the public, including: commercial lending, depository services, cash management, brokerage services, retail banking, international services, mortgage banking, investment advisory services and trust services.

Under  the  investment  advisory  agreements  between  the Trust and the Advisor
(Investment  Advisory  Agreements),  the  Advisor, at its expense,  furnishes  a continuous  investment  program  for  the various  Funds  and  makes  investment decisions on their behalf, all subject  to  such  policies  as  the Trustees may determine.  Investment  decisions are subject to the provisions of  the  Trust's
Declaration of Trust and  By-laws, and of the 1940 Act. In addition, the Advisor makes decisions consistent  with the Fund's investment objectives, policies, and restrictions, and such policies  and instructions as the Trustees may, from time to time, establish.

The Advisor may from time to time  agree to voluntarily reduce its advisory fee.
While there can be no assurance that  the  Advisor  will  choose to make such an agreement, any voluntary reductions in the Advisor's advisory fee will lower the
Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect.

The Investment Advisory Agreements provide that the Advisor shall not be subject to any liability for any error of judgment or mistake of law  or  for  any  loss suffered  by  the  Trust  in connection with the matters to which the Investment
Advisory Agreements relate,  except  a loss resulting from a breach of fiduciary duty  with  respect  to  the receipt of compensation  for  services  or  a  loss resulting from willful misfeasance,  bad  faith,  gross  negligence, or reckless disregard of its obligations and duties on the part of the Advisor.

The  Investment  Advisory  Agreements  may  be terminated without  penalty  with respect  to  any  Fund  at  any  time by the vote of  the  Trustees  or  by  the shareholders of that Fund upon 60  days' written notice, or by the Advisor on 90 days' written notice. An Investment  Advisory Agreement may be amended only by a vote of the shareholders of the affected  Fund(s). The Agreements also terminate without payment of any penalty in the event  of  its  assignment. The Investment
Advisory Agreements provide that they will continue in  effect from year to year only so long as such continuance is approved at least annually  with  respect to each  Fund  by the vote of either the Trustees or the shareholders of the  Fund, and, in either  case,  by  a  majority  of  the Trustees who are not "interested persons" of Huntington.

From time to time, the Advisor may use a portion of its reasonable resources and profits to pay for certain administrative services provided by financial institutions on Shares of the Fund.

Because of the internal controls maintained by  the Advisor to restrict the flow of non-public information, the Fund's investments are typically made without any knowledge  of  the Advisor's or its affiliates' lending  relationships  with  an issuer.

PORTFOLIO MANAGER INFORMATION
Unless otherwise noted, the following information about the Fund's Portfolio
Manager is provided as of May 31, 2007. None of the other Accounts described below has an advisory fee that is based on the performance of the account.

VA REAL STRATEGIES FUND

                                         TOTAL NUMBER OF OTHER
 OTHER ACCOUNTS MANAGED BY                   ACCOUNTS MANAGED/
 PETER SORRENTINO                                 TOTAL ASSETS
 Registered Investment Companies                          None
 Other Pooled Investment Vehicles                         None
 Other Accounts                       77 accounts/$150,000,000
Dollar value range of Shares owned in the Fund: none.

MR. SORRENTINO is  paid a fixed base salary and is eligible for cash incentives.
Base salary is determined  and  reviewed  annually  based  on competition in the trust  and  investment management market.  The cash incentive  is  part  of  the
Private Financial Group (PFG) Trust Incentive Plan (TIP).  The TIP has a monthly and quarterly award component.
    {circle}The monthly award is based on self-generated sales or referrals that result  in  the  opening  and  funding  of certain types of eligible Trust account  products  offered  by  the  Bank's PFG,  including  personal  and corporate trust accounts; investment management  accounts  for individual,
      corporate  and  eleemosynary  clients; and various retirement plans.   The
      monthly award also is based on  generating additional fees above a certain
      minimum amount on existing Trust  accounts.   Future monthly awards may be
      reduced  to reflect prior awards paid on accounts  that  are  subsequently
      lost within  12-months.   The maximum monthly award is a percentage of the
      first year's trust fees on such self-generated business.
The quarterly award is a maximum percentage of the portfolio manager's quarterly base salary, and is determined on whether he met 3 pre-determined groups of criteria categories with different assigned weights within his performance plan, as follows:  10% on the PFG division performance; 65% on the portfolio manager's assigned Region/Business Unit performance, which is measured on income meeting projections; and 25% on individual portfolio manager meeting pre-determined performance criteria jointly established by the portfolio manager and his manager, which generally include regulatory compliance, customer service factors, sales performance, and (if applicable) management performance.  The payout on the last two components of the plan will be increased by a maximum of
20% if the portfolio manager outperforms the plans, but will be decreased by one-third increments to zero if the portfolio manager underperforms the goal.
Performance is measured and paid quarterly.

ADVISOR CONFLICTS OF INTEREST
As a general matter, certain actual or apparent conflicts of interest may arise in connection with Mr. Sorrentino's management of the Fund's investments, on the one hand, and the investments of other accounts for which he is responsible, on the other.  For example, the management of multiple accounts may result in Mr.
Sorrentino devoting unequal time and attention to the management of each account.  Although the Advisor does not track the time Mr. Sorrentino spends on a single portfolio, the Advisor does periodically assess whether Mr. Sorrentino has adequate time and resources to effectively manage all of the accounts for which he is responsible.  It is also possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  All individual trust accounts are reviewed at least annually to assure that investment decisions are consistent with the stated objectives and investment strategy of the trust, with legal and regulatory limitations, and with the current fundamental strategy of the Advisor.

Other potential conflicts might include conflicts created by Mr. Sorrentino's specific compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars").

The Advisor has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, the Advisor monitors a variety of areas, including compliance with account investment guidelines and compliance with the Advisor's
Code of Ethics.  Finally, the Advisor has structured Mr. Sorrentino's compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

Under Rule 206(4)-6 of the Advisers  Act,  it  is  a  fraudulent,  deceptive, or manipulative act, practice or course of business within the meaning  of  section
206(4)  of  the  Adviser's  Act  for  an  investment  adviser to exercise voting authority with respect to client securities, unless (i)  the adviser has adopted and implemented written policies and procedures that are reasonably  designed to ensure that the adviser votes proxies in the best interest of its clients,  (ii)
the  adviser  describes  its proxy voting procedures to its clients and provides copies on request, and (iii)  the  adviser  discloses  to  clients  how they may obtain information on how the adviser voted their proxies.

The  Trustees  have  delegated to the Advisor authority to vote proxies  on  the securities held in the  Fund's  portfolios.  The Advisor's proxy voting policies and procedures are set forth below, and shall govern its voting of such proxies.

I.    PROXY VOTING POLICIES

It is the policy of the Advisor to  vote  proxies  in  the  best interest of the shareholders of the Trust.  The Advisor will employ an independent  third  party
(currently  Institutional  Shareholder  Services  ("ISS"))  to  (i) research all proxies for which the Advisor has authority to vote (except, as described below, for proxy votes which pertain to the Fund or which are required to be voted in a particular manner under applicable law), (ii) to recommend a vote  according  to the  guidelines  published  by  the independent third party and/or according the these Policies, and (iii) to cast  a  vote consistent with the recommendation of the independent third party (unless the Special Proxy Voting Committee overrides the recommendation of the independent third party), or as required by applicable law (as described below).  Proxy voting  matters  which  pertain to the Fund for which a vote has already been cast by the Board of Trustees  of  the Trust, will be  cast  according  to  the  vote  of the independent Trustees of the Board  of
Trustees of the Trust.

Certain Funds may be required to vote  proxies  in  a manner specified under the
1940 Act.  In particular, a Fund that relies on Section  12(d)(1)(F) of the 1940
Act  to  invest in the securities of other investment companies  must  vote  its
shares  in   an   underlying  investment  company  in  accordance  with  Section
12(d)(1)(E) of the  1940  Act  or Rule 12d1-3 thereunder.  With respect to those
Funds that rely on Section 12(d)(1)(F),  the  Advisor  and the independent third party will have no discretion in voting proxies and the  Advisor  will  instruct the  independent  third  party  to  vote  those  Fund's  proxies  on  underlying investment companies in the same proportion as the vote of all other holders  of such securities (commonly referred to as "echo" or "mirror" voting).

The  President  of  the Advisor will appoint a Proxy Review Committee to monitor the recommendations made and votes cast by the independent third party to assure that votes are consistent  with,  as  applicable,:  (i)  the Advisor's fiduciary duty,  (ii)  the  best  interest  of  the  shareholders of the Fund,  (iii)  the guidelines published by the independent third party, and (iv) these Proxy Voting
Policies.

The Advisor may refer to the Special Proxy Voting  Committee any proxy vote that would  be  impractical  or  inappropriate  to resolve by  following  the  voting recommendation of the independent third party vote.

II.   COMMITTEES

   1.Proxy Review Committee
         a.The purpose of the Proxy Review Committee is to monitor the recommendations made and votes cast by the independent third party to assure that such votes are consistent with, as applicable, (i) the
           Advisor's fiduciary duty, (ii) the best interest of the shareholders of the Fund, (iii) the guidelines published by the independent third party, and (iv) these Proxy Voting Policies.
         b.The Proxy Review Committee will report, to the President of the
           Advisor, on a quarterly basis the results of its monitoring activities.  Any votes that appear inconsistent with these Policies will be reported to the Advisor immediately.
         c.The Proxy Review Committee will provide the Special Proxy Voting
           Committee with the information it needs for the Committee to determine how to vote a proxy, including information pertaining to any possible conflict of interest.
         d.The President of the Advisor will appoint the members of the Proxy
           Review Committee.

   2.Special Proxy Voting Committee
         a.The purpose of the Special Proxy Voting Committee is to consider and determine how to vote on behalf of the Fund with respect to specific votes referred by the Fund's Advisor.
         b.The Special Proxy Voting Committee shall be composed exclusively of the independent Trustees of the Board of Trustees of the Fund.

The Special Proxy Voting Committee will conduct  its activities according to the
Special Proxy Voting Committee Charter.

III.  CONFLICTS OF INTEREST

The Advisor will ensure that proxy votes are voted  in  the Fund's best interest
and are not affected by the Advisor's conflicts of interest.   Proxy  votes cast
based  upon  the  recommendations  of  an  independent  third party will be cast according to that party's pre-determined proxy voting policy  and therefore will involve little discretion on the part of the Advisor.  For proxy votes for which the  Advisor  overrides the recommendation of the independent third  party,  the
Advisor will grant voting authority to the Special Proxy Voting Committee.

IV.   GUIDELINES

The Advisor has adopted ISS's proxy voting guidelines, as they may be amended by
ISS from time to  time,  to further the interest of the Fund's shareholders with
respect to proxy voting matters.   A current summary of the pre-determined proxy
voting guidelines adopted by ISS can  be  found  at www.issproxy.com.  The Proxy
Review Committee will review the ISS proxy voting  guidelines no less frequently than annually to assure that votes continue to be cast  in  the best interest of shareholders of the Fund. Any changes in the guidelines will  be communicated at least annually by the Proxy Review Committee to the Advisor's Investment  Policy
Committee and the Chief Compliance Officer of the Fund.

V.    RECORDKEEPING

In  accordance  with  Rule 204-2 under the Advisers Act, the Advisor must retain
(i) its proxy voting policies  and  procedures;  (ii)  proxy statements received regarding Fund securities; (iii) records of votes on behalf  of  the  Fund; (iv)
records  of  Fund  requests  for proxy voting information, and (v) any documents prepared by the Advisor that were  material to making a decision how to vote, or
that memorialized the basis for the  decision.   The  Advisor  may rely on proxy
statements filed on the SEC's EDGAR system (instead of keeping its  own copies), and  may  rely  on  proxy  statements  and  records  of  its votes cast that are maintained  with  an  independent  third  party such as ISS, provided  that  the
Advisor obtains an undertaking from the independent  third  party  to  provide a copy of the documents promptly upon request.

PROXY VOTING REPORT

A report on "Form N-PX" of how the Fund voted any proxies during the most recent
12-month  period  ended  June  30  is  available  through  The Huntington Funds'
website.  Go to www.huntingtonvafunds.com; select "Fund Shareholders;"  then use the link to "Proxy Voting Record" and select a Fund. Form N-PX filings are  also available at the SEC's website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The disclosure policy of the Fund and the Advisor generally prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors.  Employees of the Advisor or its affiliates who have access to nonpublic information concerning the Fund's portfolio holdings are prohibited from trading securities on the basis of this information.  Such persons must report all personal securities trades and obtain pre-clearance for certain personal securities trades other than mutual fund shares.  Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services.  All of these service providers are identified elsewhere in the
Prospectus or in the Appendix to this SAI.  The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies.  These organizations are Lipper, Morningstar and Standard
& Poor's, Inc., who receive a full portfolio holdings listing each month.
Traders or portfolio managers may provide "interest" lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest.  The Advisor also discloses nonpublic portfolio holdings information of the Fund no less often than monthly to Abel/Noser Corp., Bloomberg, Citigroup Global Markets
Inc., Investment Company Institute, Investment Scorecard, Inc., KeyBanc Capital
Markets (McDonald Inc.), Lehman Brothers, Inc., Mesirow Financial Inc., McGraw-
Hill, RBC Dain Rauscher Inc., SunGard, Thomson ONE, Thomson-Vestok, Valueline,
Vickers and Wilshire Associates, Inc. so that they can provide the Advisor with portfolio and trading analysis and comparative information based on proprietary modeling software to assist the Advisor in its investment management process.
The furnishing of nonpublic portfolio holdings information to any third party
(other than authorized governmental or regulatory personnel) requires the prior approval of the Advisor's Chief Compliance Officer and the authorization of the
Fund's Chief Executive Officer or Chief Financial Officer.  Approval to furnish nonpublic portfolio holdings information to a third party will be given only if there is a legitimate business purpose and such disclosure is subject to a confidentiality agreement to safeguard the confidentiality of the information so that the information will be used only for the purposes for which it was furnished and otherwise protect against misuse of such information.  Such confidentiality agreements may not explicitly state that such third parties are subject to a duty not to trade, although such a duty should be implied from the terms and spirit of the agreements.  In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Advisor and its affiliates, the following procedures apply.  No consideration may be received by the Fund, the Advisor, any affiliate of the Advisor or any of their employees in connection with the disclosure of portfolio holdings information.
Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided.  Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.  The Board receives and reviews periodically and at least annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

PORTFOLIO TRANSACTIONS

The  Advisor may place portfolio transactions with broker-dealers which furnish, without  cost, certain research, statistical, and quotation services of value to the Advisor and its affiliates in advising the Trust and other clients, provided that they  shall  always  seek  best  price  and  execution  with respect to the transactions. Certain investments may be appropriate for the Trust and for other clients  advised  by the Advisor. Investment decisions for the Trust  and  other clients are made with a view to achieving their respective investment objectives and after consideration  of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may  be bought or sold for only one client or in different amounts and at different times  for  more  than  one  but less than all clients.
Likewise, a particular security may be bought for one or  more  clients when one or more other clients are selling the security. In addition, purchases  or sales of  the  same  security  may  be  made  for two or more clients of an investment advisor  on the same day. In such event, such  transactions  will  be  allocated among the  clients  in a manner believed by the Advisor to be equitable to each.
In some cases, this procedure  could  have  an  adverse  effect  on the price or amount  of  the  securities  purchased or sold by the Trust. Purchase  and  sale orders for the Trust may be combined  with those of other clients of the Advisor in the interest of achieving the most favorable net results for the Trust.

As part of its regular banking operations,  Huntington  Bank  may  make loans to public companies. Thus, it may be possible, from time to time, for the  Fund  to hold  or  acquire  the  securities  of issuers which are also lending clients of
Huntington Bank. The lending relationship  will not be a factor in the selection of securities for the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Transactions on U.S. stock exchanges and other  agency  transactions involve the payment by the Fund of negotiated brokerage commissions.  Such  commissions vary among  different  brokers.  Also,  a  particular  broker  may  charge  different commissions  according  to  such  factors  as  the  difficulty  and  size of the transaction.  Transactions  in  foreign securities often involve the payment  of fixed brokerage commissions, which are generally higher than those in the United
States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission  or  mark-up.  In  underwritten  offerings, the price  paid  by  the  Fund  includes  a  disclosed, fixed commission or discount retained by the underwriter or dealer.

The Advisor places all orders for the purchase  and sale of portfolio securities for the Fund and buys and sells securities for the  Fund  through  a substantial number of brokers and dealers. In so doing, it uses its best efforts  to  obtain for  the  Fund the best price and execution available. In seeking the best price and execution,  the Advisor, having in mind the Fund's best interests, considers all factors it deems  relevant,  including,  by  way of illustration, price, the size of the transaction, the nature of the market  for  the security, the amount of  the  commission,  the timing of the transaction taking into  account  market prices and trends, the  reputation,  experience,  and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for  advisors  of  investment  companies  and other institutional  investors  to receive research, statistical, and quotation  services  from broker-dealers that execute portfolio transactions for the clients of such advisors. Consistent with this  practice,  the  Advisor  receives  research,  statistical,  and  quotation services  from  many broker-dealers with which it places  the  Fund's  portfolio transactions. These  services,  which  in  some  cases may also be purchased for cash,  include  such matters as general economic and  security  market  reviews, industry and company  reviews, evaluations of securities, and recommendations as to the purchase and sale  of  securities. Some of these services are of value to the Advisor and its affiliates  in  advising various of their clients (including the Trust), although not all of these  services  are  necessarily  useful and of value  in  managing  the Trust. The fee paid by the Fund to the Advisor  is  not reduced because the Advisor and its affiliates receive such services.

As permitted by Section  28(e)  of  the  Securities  Exchange  Act  of  1934, as
amended,  and  by the Investment Advisory Agreements, the Advisor may cause  the
Fund to pay a broker-dealer  that  provides  the brokerage and research services described above an amount of disclosed commission  for  effecting  a  securities transaction for the Fund in excess of the commission which another broker-dealer may charge for effecting that transaction. The Advisor's authority to cause  the
Fund to pay any such greater commissions is also subject to such policies as the
Trustees may adopt from time to time.

CODE OF ETHICS
Each of the Trust, the Advisor, the Sub-Advisor and the Distributor maintain
Codes of Ethics which permit Fund Trustees and certain employees to invest in securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain preclearance and blackout provisions that minimize potential conflicts of interest.  Although they do permit these people to trade in securities, including those that the Trust could buy, they also contain significant safeguards designed to protect the Trust and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions. As of the date of this
SAI, copies of these Codes of Ethics have been filed with the SEC as exhibits to the Trust's Registration Statement.

EXPENSES

The  Trust's  service  providers  bear  all  expenses  in  connection  with  the performance  of  their  respective services, except that each Fund will bear the following expenses relating  to  its operations: taxes, interest, brokerage fees and commissions, if any, fees and  travel  expenses  of  Trustees  who  are  not partners, officers, directors, shareholders or employees of Huntington Bank, SEC fees  and  state  fees and expenses, certain insurance premiums, outside and, to the extent authorized by the Trust, inside auditing and legal fees and expenses, fees charged by rating  agencies in having the Fund's Shares rated, advisory and administration fees, fees and reasonable out-of-pocket expenses of the custodian and transfer agent, expenses  incurred for pricing securities owned by the Fund,
costs  of  maintenance  of  corporate   existence,   typesetting   and  printing
prospectuses   for   regulatory   purposes   and  for  distribution  to  current
Shareholders,  costs and expenses of Shareholders'  and  Trustees'  reports  and meetings and any extraordinary expenses.

DISTRIBUTOR

The Fund's Distributor, Edgewood Services Inc., ("Distributor") offers Shares on a continuous, best-efforts  basis and markets the Shares to insurance companies.
The Distributor and its affiliates  may  pay  out  of their assets other amounts
(including  items of material value) to investment professionals  for  marketing and servicing  Shares.  From  time  to  time, the Distributor may pay out of its reasonable  profits  and other resources (including  those  of  its  affiliates)
advertising, marketing  and  other  expenses  for  the  benefit of the Fund. The
Distributor  is a wholly-owned subsidiary of Federated Investors,  Inc.  and  an affiliate of the Sub-Administrator.

SHAREHOLDER SERVICES

The Fund may pay financial intermediaries for providing shareholder services and maintaining shareholder accounts. The financial intermediary may select others to perform these services for their customers and may pay them fees.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

In addition to the fees that the Fund pays to financial intermediaries, the
Advisor and its affiliates may pay out of their own reasonable profits and resources amounts (including items of material value) to certain financial intermediaries.  While NASD regulations limit the sales charges that you may bear as a Fund shareholder, there are no limits with regard to the amounts that the Advisor and its affiliates may pay out of their own resources.  You can ask your financial intermediary for information about any payments it receives from the Advisor and its affiliates for any service the financial intermediary provides.

OTHER BENEFITS TO FINANCIAL INTERMEDIARIES
From time to time, the Distributor, the Advisor and their affiliates, at their expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares.  Such compensation may include financial assistance to financial intermediaries that enable the Distributor, the Advisor and their affiliates to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor,  the  Advisor and their affiliates also may hold or sponsor, at
their  expense,  sales  events,   conferences  and  programs  for  employees  or
associated  persons of financial intermediaries  and  may  pay  the  travel  and
lodging  expenses   of  attendees.   The  Distributor,  the  Advisor  and  their
affiliates also may provide,  at  their  expense,  meals  and  entertainment  in conjunction with meetings with financial intermediaries.  Other compensation may be  offered  to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the NASD.

UNDERWRITING COMMISSIONS

No underwriting commissions are paid in connection with the sale of Fund Shares.

CUSTODIANS

Huntington Bank acts as custodian. For an annual fee of 0.026% of the Fund's average daily net assets, Huntington Bank is generally responsible as custodian for the safekeeping of Fund assets, including the acceptance or delivery of cash or securities where appropriate, registration of securities in the appropriate
Fund name or the name of a nominee, maintenance of bank accounts on behalf of the Fund. In addition, Huntington Bank is responsible as record keeper for the creation and maintenance of all Fund accounting records relating to custodian activities required by the 1940 Act.

The Bank of New York is sub-custodian of the Fund's foreign assets.

The Fund has entered  into an agreement with PFPC Trust Company ("PFPC") to lend portfolio securities for  the  purpose of generating additional income.  PFPC is responsible for administering each security loan, monitoring the appropriateness and adequacy of collateral, calculating  fees  and  income  and  maintaining all records necessary to account for the loans.  The Advisor provides  oversight  of
PFPC's activities.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Unified Fund Services, Inc., Indianapolis, IN, a wholly-owned subsidiary of HBI, serves as the transfer agent and dividend disbursing agent for the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP is the independent registered public accounting firm for the
Trust.

LEGAL COUNSEL

Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, DC 20006, are counsel to  the  Trust  and  Independent Trustees and will pass upon the legality of the
Shares offered hereby.

                               SHAREHOLDER RIGHTS

The Trust is an open-end  management  investment  company,  whose Declaration of
Trust  permits  the  Trust  to  offer  separate  series of Shares of  beneficial interest,  representing  interests  in separate portfolios  of  securities.  The
Shares in any one portfolio may be offered  in  two or more separate classes. As of the date of this SAI, the Trustees have established  one  class  of Shares in the Fund.

All shareholders are entitled to one vote for each share held on the record date for  any  action  requiring  a  vote  by  the  shareholders, and a proportionate fractional vote for each fractional share held.  Shareholders  of the Trust will vote in the aggregate and not by Fund except as otherwise expressly  required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of the Fund. In accordance with current  laws, it is anticipated that the participating insurance companies will request voting instructions  from  contract  owners  and  will  vote the shares in the separate account in proportion to the voting instructions received.  The  effect  of this proportional  voting  is that a small number of contract owners may control  the outcome of a particular vote.

The rights of shareholders cannot be modified without a majority vote.

The Trust is not required  to  hold  annual  meetings  of  shareholders  for the purpose  of  electing  Trustees except that (i) the Trust is required to hold  a shareholders' meeting for  the  election of Trustees at such time as less than a majority of the Trustees holding  office  have  been elected by shareholders and
(ii)  if, as a result of a vacancy on the Board, less  than  two-thirds  of  the
Trustees  holding office have been elected by the shareholders, that vacancy may only be filled  by  a  vote  of  the  shareholders. In addition, Trustees may be removed  from  office by a written consent  signed  by  the  holders  of  Shares representing two-thirds of the outstanding Shares of the Trust at a meeting duly called for the purpose,  which  meeting must be held upon written request of not less than 10% of the outstanding  Shares  of  the Trust. Upon written request by the holders of shares representing 1% of the outstanding  Shares  of  the  Trust stating  that  such shareholders wish to communicate with the other shareholders for the purpose  of  obtaining  the  signatures necessary to demand a meeting to consider removal of a Trustee, the Trust  will provide a list of shareholders or
disseminate   appropriate   materials  (at  the  expense   of   the   requesting
shareholders). Except as set  forth  above,  the  Trustees  may continue to hold office and may appoint successor Trustees.

Shareholder inquiries regarding the Fund should be directed to  the  Trust,  c/o
Unified Fund Services, Inc., P.O. Box 6110 Indianapolis, IN 46206-6110.

         ADDITIONAL INFORMATION ON PURCHASES, EXCHANGES AND REDEMPTIONS

Shares of the Fund may be purchased, exchanged and redeemed only by contacting a participating insurance company.

In connection with certain redemption or exchange requests, a shareholder may be required  to  obtain a signature guarantee for authentication purposes. Only New
Technology Medallion imprints will be accepted as signature guarantees.

OTHER PURCHASE INFORMATION

Purchases are made  at  NAV.  If  at  any  time  the right to purchase Shares is suspended, although no new purchases may be made, in some circumstances existing shareholders may be permitted to purchase additional  Shares  and have dividends reinvested.

OTHER EXCHANGE INFORMATION

Exchanges   may   only  be  made  between  Funds  having  identical  shareholder registrations. For  any  other  exchanges  you  must  obtain  a  New  Technology
Medallion Signature Guarantee.

Unless otherwise specified in writing, the existing registration relating  to  a
Fund  being  exchanged  will  be  used  for any new Fund accounts required to be opened in the exchange.

Exchanges will not be available for Shares  purchased  by  check until the check has cleared.

OTHER REDEMPTION INFORMATION

If a shareholder wishes to wire redemption proceeds to a bank other than the one previously designated, redemption may be delayed by as much  as  seven  days. To change the name of the bank account to which redemption proceeds will be  wired, a  shareholder  should  send  a  written  request (and, if necessary, with a New
Technology  Medallion  Signature  Guarantee)  to   the   Trust,  P.O.  Box  6110
Indianapolis, IN 46206-6110.

                                     TAXES

It  is  intended  that  the  Fund qualifies each year as a regulated  investment company under Subchapter M of  the Code. In order to qualify for the special tax treatment accorded regulated investment  companies  and  their shareholders, the
Fund must, among other things:

      (a)  derive  at  least  90% of its gross income from dividends,  interest, payments with respect to certain securities loans, and gains from the
           sale  or  other  disposition   of   stock,   securities  and  foreign
           currencies, or other income (including but not  limited to gains from options, futures, or forward contracts) derived with  respect  to its business of investing in such stock, securities, or currencies;

      (b)  distribute with respect to each taxable year at least 90% of the  sum of  its  "investment company taxable income" (as that term is defined in the Code  without  regard  to  the  deduction for dividends paid -
           generally taxable ordinary income and the  excess,  if  any,  of  net short-term  capital  gains over net long-term capital losses) and its tax-exempt interest income  (less  deductions  attributable  to  that income) for such year, if any; and

      (c)  diversify its holdings so that, at the end of each fiscal quarter (i)
           at  least 50% of the market value of the Fund's assets is represented by cash  or  cash  items  (including  receivables),  U.S.  Government securities,  securities of other regulated investment companies,  and other securities  limited in respect of any one issuer to a value not greater than 5% of  the  value  of the Fund's total assets and 10% of the outstanding voting securities  of  such issuer, and (ii) not more than  25% of the value of its assets is invested  in  the  securities
           (other   than  those  of  the  U.S.  Government  or  other  regulated investment  companies)  of  any  one issuer or of two or more issuers which the Fund controls and which  are  engaged in the same, similar, or related trades or businesses.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

If the Fund fails to qualify as a regulated investment  company accorded special tax  treatment  in any taxable year, the Fund would be subject  to  tax  on  its income at corporate  rates. In addition, the Fund could be required to recognize net unrealized gains,  pay  substantial taxes and interest, and make substantial distributions  before requalifying  as  regulated  investment  company  that  is accorded special tax treatment.

If the Fund were  to  fail to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its net capital gains for the year ending October  31  (or  later if the Fund is permitted so to elect and so elects), plus any retained amount  from  the  prior year, the Fund may be subject to a 4% excise tax on the under-distributed amounts.  The  Fund  intends generally  to make distributions sufficient to avoid imposition of the 4% excise tax.

For a discussion  of the tax consequences of variable life or annuity contracts, refer to the prospectuses  or  other  documents  you received when you purchased your  variable life or variable annuity contracts.  Variable  annuity  contracts
purchased   through   insurance   company  separate  accounts  provide  for  the
accumulation of all earning from interest,  dividends,  and capital appreciation without  current federal income tax liability for the owner.  Depending  on  the variable annuity  or variable life contract, distributions from the contract may be subject to ordinary  income tax and, in addition, on distributions before age
59  1/2,
a 10% penalty tax. Only the  portion of a distribution attributable to income on the investment in the contract  is  subject  to  federal  income  tax. Investors should  consult  with  competent tax advisors for a more complete discussion  of possible tax consequences in a particular situation.

In addition to the diversification  requirements  applicable  to  all  regulated investment  companies  discussed above, the Code imposes certain diversification standards on the underlying  assets  of  variable  annuity contracts held in the
Fund. The Code provides that a variable annuity contract shall not be treated as an annuity contract for any period (and any subsequent  period)  for  which  the investments  are  not  in accordance with regulations prescribed by the Treasury department, adequately diversified.  Disqualification  of  the  variable annuity contract as an annuity contract would result in immediate imposition  of federal income tax on variable contract owners with respect to earnings allocable to the contract. This liability would generally arise prior to the receipt of  payments under the contract.

The  Fund will meet the diversification requirements if no more than 55% of  the value  of  its  assets is represented by any one investment, no more than 70% of the value of its  assets is represented by any two investments, no more than 80%
of the value of its  assets is represented by any three investments, and no more than 90% of the value  of its assets is represented by any four investments. For purposes of this rule, all  securities  of  the  same issuer, all interests in a single real estate project, and all interests in the  same commodity are treated as a single investment, but each government agency or instrumentality is treated as  separate  issuer. Alternatively, the Fund will be treated  as  meeting  this requirement for  any  quarter  of  its  taxable year if, as of the close of such quarter, the Fund meets the diversification requirements applicable to regulated investment companies generally (described  above)  and  no  more than 55% of the
value   of   it  total  assets  consists  of  cash  and  cash  items  (including receivables),  U.S.  Government  securities,  and  securities of other regulated investment companies.

Treasury regulations provide that a variable annuity  contract  will  be able to look  through  to  the  assets  held by the Fund for the purpose of meeting  the diversification test if the Fund  meets  certain  requirements. The Fund will be managed in such a manner as to comply with the diversification  requirements and to allow the variable annuity contracts to be treated as owning a  proportionate share of such Fund's assets.  It is possible that, in order to comply  with  the diversification  requirements,  less  desirable investment decisions may be made which could affect the investment performance of the Fund.

The above discussion of the federal income  tax  treatment  of  the Fund assumes that  all the insurance company accounts holding Shares of the Fund  are  either segregated  asset  accounts  underlying  variable contacts as defined in Section
817(d) of the Code or the general account  of an insurance company as defined in
Section 816 of the Code. Additional tax consequences  may  apply  to  holders of variable  contracts  investing  in  the  Fund if any of those contracts are  not treated as annuity, endowment or life insurance contracts.

Under recently enacted Treasury regulations, if a shareholder realizes a loss on a  disposition of the Fund's shares of $2 million  or  more  for  an  individual shareholder  or  $10  million  or  more  for a corporate shareholder (such as an insurance company holding the separate accounts  referenced  in  this  SAI), the shareholder  must  file with the Internal Revenue Service a disclosure statement on Form 8886.  Shareholders  of  a  regulated  investment  company,  such as the separate accounts that own shares of the Fund, are not exempted from this filing requirement  even though, as a practical matter, any such loss would not  reduce the taxable income  of  the  insurance  company  holding  the separate accounts.
Future  guidance  may  provide an exception from this reporting  requirement  to shareholders of most or all regulated investment companies.

The foregoing discussion  is  based  on  tax  laws  and regulations which are in
effect on the date of this Statement of Additional Information.   Such  laws and
regulations may be changed by legislative, judicial or administrative action and such  changes  may be retroactive.  In particular, if the tax on dividends  paid out  of  earnings  previously  taxed  at  the  corporate  level  is  reduced  or eliminated,  this  may  reduce  the value of, and thus the return on, previously issued debt obligations and similar securities which are part of the Fund.  This change could reduce the net asset value of, and distributions made by, the Fund.
However, since Fund shares are expected  to be owned in connection with variable annuity accounts, the reduction or elimination of the tax on such dividends will likely not affect the tax discussion above.

In addition, the foregoing is only a summary  of  some  of the important federal tax  considerations  generally affecting holders of variable  annuity  contracts
investing in the Fund.   No  attempt  is  made  to  present  herein  a  complete
explanation of the federal income tax treatment of the Fund or of the holders of such variable contracts, and this discussion is not intended as a substitute for careful  tax  planning.  Accordingly, prospective investors are urged to consult with their tax  advisers  with  specific  reference  to their own tax situation, including the potential application of state, local, and (if applicable) foreign taxes.

The  Treasury  Department announced that it would issue  future  regulations  or rulings addressing  the  circumstances  in  which  a  variable  contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the  owner  of  the securities  underlying  the separate account, income and gains produced by those securities would be included  currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

FOREIGN INVESTMENTS

If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other  taxes  that  could  reduce  the return on these securities.  Tax  treaties  between  the  United  States and foreign  countries, however, may reduce or eliminate the amount of foreign  taxes  to which the Fund would  be  subject. The effective rate of foreign tax cannot be predicted  since the amount of  Fund assets to be invested within various countries is uncertain.
However, the Fund  intends  to  operate  so as to qualify for treaty-reduced tax rates when applicable.

Distributions from the Fund may be based on  estimates  of  book  income for the year.  Book  income generally consists solely of the coupon income generated  by the portfolio, whereas tax-basis income includes gains or losses attributable to currency fluctuation.  Due to differences in the book and tax treatment of fixed income securities denominated  in foreign currencies, it is difficult to project currency effects on an interim basis.  Therefore,  to  the  extent that currency fluctuations cannot be anticipated, a portion of distributions  to  shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.
If  the  Fund  invests  in  the stock of certain foreign corporations, they  may constitute Passive Foreign Investment  Companies  (PFIC),  and  the  Fund may be
subject to Federal income taxes upon disposition of PFIC investments.

                          DIVIDENDS AND DISTRIBUTIONS

The  Fund  will declare and distribute dividends from net investment income,  if any, and will  distribute  its  net  realized  capital  gains,  if any, at least annually.

                            PERFORMANCE INFORMATION

Generally, the Fund will advertise average annual total returns

                                      ERV 1
                      Average Annual Return = ( ) n - 1
                                       P

In  accordance  with  SEC guidelines, the average annual total return  for  each class of shares is calculated  according  to  the following formula: where p = a hypothetical initial of $1,000; n = number of years; and ERV = ending redeemable value of the hypothetical $1,000 investment after the investment period.

In accordance with SEC guidelines, the yield for  each  class  of  shares of the
Fund  is computed by dividing the net investment income per share earned  during the period by the maximum offering price

                                      a - b
                        Yield = 2[ (      +1 ) (6) +1]
                                       cd

per share on the last day of the period, according to the following formula:

where a  = dividends and interest earned during the period; b = expenses accrued for the period  (net  of reimbursements); c = the average daily number of shares outstanding during the  period  that were entitled to receive dividends; and d =
the maximum offering price per share on the last day of the period.

In accordance with SEC guidelines,  the  tax-equivalent  yield for each class of the Fund is computed by dividing the portion of the yield  that is tax-exempt by
1  minus a stated income tax rate and adding the quotient to  that  portion,  if any, of the yield that is not tax-exempt.

                               INVESTMENT RATINGS

The NRSROs that may be utilized by the Fund with regard to portfolio investments for the Fund include Moody's, Standard & Poor's ("S&P"), Fitch Ratings ("Fitch")
and  Thomson  BankWatch,  Inc.  ("TBW"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Fund and the description of each NRSRO's  ratings  is as of the date of this SAI, and may subsequently change.

MOODY'S LONG-TERM DEBT RATINGS
AAA-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness.
However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated
AAA by S&P or Aaa by Moody's.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody's.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated
A by S&P or Moody's.

S&P LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

FITCH LONG-TERM DEBT RATING DEFINITIONS
AAA--HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B--HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

CCC, CC, C--HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

MOODY'S COMMERCIAL PAPER RATINGS
PRIME-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree.
Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P SHORT-TERM MUNICIPAL OBLIGATION RATINGS
An S&P note rating reflects the liquidity concerns and market access risks unique to notes.
SP-1-- Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+)
designation.
SP-2--Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

FITCH SHORT-TERM DEBT RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F-3--Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

MOODY'S SHORT-TERM MUNICIPAL OBLIGATION RATINGS
Moody's short-term ratings are designated Moody's Investment Grade (MIG or
VMIG). (See below.) The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

TBW SHORT-TERM DEBT RATINGS
TBW  assigns Short-Term Debt Ratings to specific debt instruments with original maturities of one year or less. These ratings incorporate basically the same factors used for the BANKWATCH Issuer Ratings. There is one major difference, however: the Short-Term Debt Ratings put a greater emphasis on the likelihood of government support.

TBW ratings represent an assessment of the likelihood of an untimely payment of principal and interest. Important factors that may influence this assessment are the overall financial health of the particular company, and the probability that the government will come to the aid of a troubled institution in order to avoid a default or failure. The probability of government intervention stems from four primary factors:

   {circle}Government guarantees
   {circle}Government or quasi-government ownership or control
   {circle}The degree of concentration in the banking system
   {circle}Government precedent

As with the Issuer Ratings, the Short-Term Debt Ratings incorporate both qualitative and quantitative factors. The ratings are not meant to be
"pass/fail" but rather to provide a relative indication of creditworthiness.
Therefore, obligations rated TBW-3 are still considered investment-grade.

These Short-Term Debt Ratings can also be restricted to local currency instruments. In such cases, the ratings will be preceded by the designation LC for Local Currency. Short-Term Debt Ratings are based on the following scale and the definitions are:

TBW-1 OR LC-1 - The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 OR LC-2 - The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TBW-3 OR LC-3 - The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 OR LC-4 - The lowest rating category; this rating is regarded as non-
investment grade and therefore speculative.

ADDRESSES

Huntington VA Real Strategies Fund

5800 Corporate Drive
Pittsburgh, PA  15237-7010

DISTRIBUTOR
Edgewood Services Inc.
5800 Corporate Drive
Pittsburgh, PA 15237-7000

INVESTMENT ADVISOR
Huntington Asset Advisors, Inc.
41 South High Street
Columbus, OH  43215

CUSTODIAN, ADMINISTRATOR AND FUND ACCOUNTANT
The Huntington National Bank
41 South High Street
Columbus, OH  43215

SUB-CUSTODIAN FOR VA REAL STRATEGIES FUND
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, IN  46206-6110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
1100 Huntington Center
41 South High Street
Columbus, OH 43215

SUB-ADMINISTRATOR
Federated Services Company
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

SUB-FUND ACCOUNTANT
Citi Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

APPENDIX
The following is a list of persons other than the Advisor, affiliates of the
Advisor, and the Sub-Advisor that may receive nonpublic portfolio holdings information concerning the Fund:

CUSTODIAN
State Street Bank and Trust Company

SUB-CUSTODIAN
The Bank of New York

SECURITIES LENDING AGENT
PFPC

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP

LEGAL COUNSEL
Reed Smith LLP

Sullivan & Worcester LLP

SERVICE PROVIDERS
Lehman Brothers
Abel/Noser Corp.
Citi Fund Services Ohio, Inc.
Citigroup Global Markets Inc.
Edgewood Services, Inc.
Federated Services Company
Investment Scorecard, Inc.
KeyBanc Capital Markets (McDonald Inc.)
Mesirow Financial Inc.
RBC Dain Rauscher Inc.
SunGard
Thomson ONE
Unified Fund Services, Inc.
Wilshire Associates, Inc.

PROXY VOTING SERVICES
Institutional Shareholder Services, Inc.
Automatic Data Processing (ADP)

SECURITY PRICING SERVICES
Interactive Data Corporation
Bloomberg

RATINGS AGENCIES
Duff & Phelps
Fitch Ratings
Moody's
S&P
Thomson BankWatch, Inc.

PERFORMANCE REPORTING/PUBLICATIONS
Bloomberg
Lipper
McGraw-Hill
Morningstar
S&P
Thomson Financial
Vickers

OTHER
Hartford Life Insurance Company
Transamerica Life Insurance Company

 Cusip 446327215